Exhibit (21)

WACHOVIA CORPORATION
LIST OF SUBSIDIARIES AS OF 12/31/07 (1)

ABCA, Inc (Jacksonville, FL)		(3)
-1005 Corp. (Charlotte, NC)
-Melbourne Atlantic Joint Venture (20%-NV)(Jacksonville, FL)

A.G. Edwards, Inc. (St. Louis, MO)
-AGE Capital Holding, Inc. (93.46%)(Wilmington, DE)		(22)
--A.G. Edwards Private Equity Partners QP, L.P. (16.74135%)(St. Louis, MO)		(24)
--A.G. Edwards Private Equity Partners, L.P. (61.42678%)(St. Louis, MO)		(25)
--A.G. Edwards Private Equity Partners QP II, L.P. (43.36043%)(St. Louis, MO)		(26)
--A.G. Edwards Private Equity Partners II, L.P. (69.11805%)(St. Louis, MO)		(27)
-AGE International, Inc. (Wilmington, DE)
--A.G. Edwards & Sons (U.K.) Limited (London, UK)
-AGE Investments, Inc. (Wilmington, DE)
--Beaumont Insurance Company (Burlington, VT)
---AGE Capital Holding, Inc. (6.54%)(Wilmington, DE)		(22)
-A.G. Edwards & Sons, Inc. (St. Louis, MO)
--A. G. Edwards Mortgage, LLC (49.9%)(Des Moines, IA)
--A. G. Edwards Technology Group, Inc. (St. Louis, MO)
---A. G. Edwards Technology Partners (99%)(St. Louis, MO)		(19)
--The Ceres Investment Company (St. Louis, MO)
---A. G. Edwards Technology Partners (1%)(St. Louis, MO)		(19)
-A.G. Edwards Capital, Inc. (Wilmington, DE)
--A.G. Edwards Private Equity Partners QP, L.P. (.68935%)(St. Louis, MO)	**	(24)
--A.G. Edwards Private Equity Partners, L.P. (.83764%)(St. Louis, MO)	**	(25)
--A.G. Edwards Private Equity Partners QP II, L.P. (1.26468%)(St. Louis, MO)	**	(26)
--A.G. Edwards Private Equity Partners II, L.P. (.82942%)(St. Louis, MO)	**	(27)
-A.G. Edwards Hedging Services, Inc. (St. Louis, MO)
-A.G. Edwards Trust Company, FSB (St. Louis, MO)
-Edwards Development Corporation (St. Louis, MO)
-Gallatin Asset Management, Inc. (St. Louis, MO)

BluePoint Holdings Limited (Hamilton, Bermuda)
-BluePoint Re Limited (Hamilton, Bermuda)

Capitol Finance Group, Inc. (Charlotte, NC)
-Energy Search LP (7.7%-NV) (INACTIVE)

Celadon, Inc. (Charlotte, NC) (INACTIVE)

Central Fidelity Capital Trust I (Richmond, VA)

Central Fidelity Properties, Inc. (Richmond, VA)

CoreStates Holdings, Inc. (Wilmington, DE)
-United Bancshares, Inc. (5.70%) (Philadelphia, PA)		(7)
--United Bank of Philadelphia (Philadelphia, PA)		(4)

Danube Holdings II C.V. (99.9%-NV)(Hamilton, Bermuda)		(78)

ˆ	Consolidated on balance sheet with no ownership or other basis of control
*	Controlled by management contract - no equity owned.
**	Managing interest or control.

Danube Holdings III C.V. (99.9%-NV)(Hamilton, Bermuda)		(119)

EVEREN Capital Corporation (Charlotte, NC)
-Bateman Eichler, Hill Richards Realty Services, Inc. (Richmond, VA)
--Bateman Eichler, Hill Richards Housing Investors, Inc. (Richmond, VA)
-Bateman Eichler, Hill Richards Realty Co., Incorporated (Charlotte, NC)
--BEHR Housing Investors 1981-1, L.P. (1%-NV) (Chicago, IL)	**
-Bayshore Insurance Agency, Inc. (La Porte, Texas)
-BPL Holdings, Inc. (Richmond, VA)
--Boettcher Properties, Ltd. (Richmond, VA)
---The Boettcher 1981-2 Drilling Program, Ltd. (11%-NV) (Chicago, IL)(INACTIVE)
-Danube Holdings II C.V. (0.1%-NV)(Hamilton, Bermuda)	**	(78)
--Wachovia Netherlands B.V. (Amsterdam, The Netherlands)
-Danube Holdings III C.V. (0.1%-NV)(Hamilton, Bermuda)	**	(119)
--Evergreen ECM Holdings B.V. (Amsterdam, The Netherlands)
---ECM Holdings Limited (London, UK)
----European Credit Management Limited (69.5937%) (London, UK)
-----Asian Credit Management Limited (50%) (Hong Kong, China) (ACQUIRED INACTIVE)
-----European Credit Management (Guernsey) Limited (99.99973%) (Guernsey, Channel Islands) (ACQUIRED INACTIVE)
-----European Credit Management, Inc. (Chicago, IL)
-Everen Leasing, LLC (Charlotte, NC)
-GS Capital Funding, Inc. (25%) (New York, NY)
--GS Capital Funding (UK) II Limited (London, England)		(4)
---GS Capital Funding (Cayman) Limited (George Town, Cayman Islands)		(4)
-JW Genesis Financial Group, Inc. (Boca Raton, FL) (ACQUIRED INACTIVE)
-Rhine Investment Holdings, LLC (Charlotte, NC)(UNACTIVATED)
-Wachovia Capital Markets, LLC (Charlotte, NC)
-Wachovia Commodities, LLC (Charlotte, NC)
-Wachovia Investment Holdings, LLC (Charlotte, NC)
--ACAS/WCM, LLC (50%) (Bethesda, MD)
---American Capital/Wachovia CDO Investor Fund, L.P. (10%) (Bethesda, MD)	**
--CoLTS 2005-1, Ltd. (45%) (George Town, Cayman Islands)
--EnerVest-Wachovia Co-Investment Partnership, L.P. (99.99%)(Houston, TX)
--Highland Glen, LLC (75%) (Charlotte, NC)
--Landfill Portfolio, LLC (Charlotte, NC) (UNACTIVATED)
--Odyssey Energy Services, LLC (60%) (Tulsa, OK)		(91)
--Vento WF LLC (Charlotte, NC)
--Wachovia Proprietary Equity Trading, LLC (95%) (Baltimore, MD)
--Wachovia Real Estate Associates LLC (Charlotte, NC)(UNACTIVATED)
---Wachovia Real Estate Funds - Asia Opportunity 2007, L.P. (Charlotte, NC) (UNACTIVATED)
----WREF (Barbados)-Asia Opportunity 2007 Limited (UNACTIVATED)
----WREF Mauritius-Asia Opportunity 2007 Limited (Ebene, Mauritius) (UNACTIVATED)
----WREF Netherlands Cooperative-Asia Opportunity 2007 LLC (Charlotte, NC) (UNACTIVATED)
--WIH CDO, LLC (Charlotte, NC)
--WIH Holdings (Port Louis, Mauritius)
---Wachovia Technology Planning & Solutions Private Limited (.01%)(Mumbai, India)		(31)

ˆ	Consolidated on balance sheet with no ownership or other basis of control
*	Controlled by management contract - no equity owned.
**	Managing interest or control.

-Wachovia Securities Holdings, LLC (Charlotte, NC)
--Wachovia Securities Financial Holdings, LLC (62%) (Richmond, VA)
---FA Recruiting Services, LLC (Richmond, VA)
---First Clearing, LLC (Glen Allen, VA)
---Wachovia Securities Insurance Agency of Puerto Rico, Inc. (Hato Rey San Juan, Puerto Rico)
---Wachovia Securities, LLC (Richmond, VA)
----Wachovia Securities (Argentina) LLC (Buenos Aires, Argentina)
-----Wachovia Securities Servicos e Participacoes (Brasil) LTDA (0.01%) (Sao Paulo, Brazil)		(38)
----Wachovia Securities Servicos e Participacoes (Brasil) LTDA (99.99%) (Sao Paulo, Brazil)		(38)
----Wachovia Securities (Chile) LLC (Santiago, Chile)
----Wachovia Securities (Montevideo) Usuaria de Zona Franca S.A. (Montevideo, Uruguay)
----Wachovia Securities (Uruguay) S.A. (Montevideo, Uruguay)
---Wachovia Securities Financial Network, LLC (Richmond, VA)
---WS Insurance Agency of Wyoming, LLC (Casper, WY)
---WS Insurance Services, LLC (Richmond, VA)
----WS Insurance Services of Massachusetts, LLC (Boston, MA)

Evergreen Alternative Capital, Inc. (Boston, MA)
-Evergreen International SMID Cap Absolute Return, LLC (Boston, MA)
--3217917 Nova Scotia Company (Halifax, Nova Scotia, Canada)
--Evergreen International SMID Cap Absolute Return Offshore Master Fund Ltd (99%) (George Town, Cayman Islands)		(16)
---Evergreen International SMID Cap Absolute Return Offshore Fund Ltd (George Town, Cayman Islands)
--Evergreen International SMID Cap Insurance Fund, LLC (Boston, MA)(UNACTIVATED)	**	(49)
-Evergreen Select Fixed Income Funds, LLC (Boston, MA)(UNACTIVATED)

Farmington, Incorporated (Charlotte, NC)		(3)

FCC-PR, Inc (Philadelphia, PA)		(3)

Fidelcor Business Credit Corporation (Philadelphia, PA)		(3)

Financial Life Insurance Company of Georgia (Atlanta, GA) (ACQUIRED INACTIVE)

First Union Capital I (Wilmington, DE)

First Union Capital II (Wilmington, DE)

First Union Capital III (Wilmington, DE) (UNACTIVATED)

First Union Community Development Corporation (Charlotte, NC)
-Headhouse Retail Associates, L.P. (99.99%-NV) (Philadelphia, PA)

First Union Institutional Capital I (Wilmington, DE)

ˆ	Consolidated on balance sheet with no ownership or other basis of control
*	Controlled by management contract - no equity owned.
**	Managing interest or control.

First Union Institutional Capital II (Wilmington, DE)

First Union Title Corporation (Atlanta, GA)
-Wachovia/Maher Partners (50%) (Wayne, PA)

Forum Capital Markets, LLC (Charlotte, NC)

FUNC Holdings, Inc. (Jacksonville, FL)
-Wachovia Settlement Services of AL, LLC (Jacksonville, FL)
-Wachovia Settlement Services, LLC (Jacksonville, FL)
--OmniServe of Alabama, L.L.C. (Birmingham, AL)

GHW Acquisition Corp. (Charlotte, NC) (UNACTIVATED)

Golden West Financial Corporation (Charlotte, NC)
-Atlas Advisors, Inc. (San Leandro, CA)
-Atlas Securities, LLC (San Leandro, CA) (INACTIVE)
-Home Loan Experts, Inc. (Oakland, CA)
-Wachovia Bank, FSB (Houston, TX)
-Wachovia Mortgage, FSB (North Las Vegas, NV)
--First Consumer Services, Inc. (Oakland, CA)
--Golden West Savings Association Service Co. (Oakland, CA)
--GWFC, LP (0.1%) (San Antonio, TX)	**	(74)
--WLC Company (Carson City, NV)
---GWFC, LP (99.9%) (San Antonio, TX)	**	(74)
--World Loan Company (San Antonio, TX)
--World Mortgage Company (Oakland, CA)
-World Mortgage Investors, Inc. (Baltimore, MD)
-World Savings, Inc. (Oakland, CA)
-World Savings Insurance Agency, Inc. (Oakland, CA)

IJL 2004, LLC (Charlotte, NC)

Macro*World Research Corporation (Charlotte, NC)
-Macro*World Research Philippines Inc. (Makati City, Manila, Philippines)(UNACTIVATED)
-Wachovia Technology Planning & Solutions Private Limited (99.99%)(Mumbai, India)		(31)

OFFIT Compass, Inc. (70%) (ACQUIRED INACTIVE)

OFFITBANK Cross Market Fund, Inc. (ACQUIRED INACTIVE)

OFFITBANK Derivatives, Inc. (New York, NY) (INACTIVE)

OFFITBANK Energy Fund, Inc. (New York, NY) (INACTIVE)

OFFITBANK Greater China, Inc. (ACQUIRED INACTIVE)

OFFITBANK Latin America Fund, Inc. (New York, NY) (INACTIVE)

ˆ	Consolidated on balance sheet with no ownership or other basis of control
*	Controlled by management contract - no equity owned.
**	Managing interest or control.

OFFITBANK M-R Securities Fund, Inc. (ACQUIRED INACTIVE)

PRN Holdings, Inc. (Wilmington, DE)

Signet Student Loan Corporation (Richmond, VA)

STRATS, LLC (Charlotte, NC)

Structured Asset Investors, LLC (Charlotte, NC)

Structured Credit Partners, LLC (New York, NY)

Structured Principal Strategies Holdings, LLC (Hamilton, Bermuda)

Synthetic Fixed-Income Securities, Inc. (Charlotte, NC)

The Fairfax Corporation (Charlotte, NC)
-Real Estate Consultants of the South, Inc. (Charlotte, NC)

The Wachovia Foundation, Inc. (Charlotte, NC)	**

TRSTE, Inc. (Charlotte, NC)

TRSTE II, Inc. (Nashville, TN)

Tryon Management, Inc. (Charlotte, NC)

United Bancshares, Inc. (100%-NV) (Philadelphia, PA)		(7)

Union Hamilton Reinsurance, Ltd. (Hamilton, Bermuda)		(40)
-Besso Holdings Limited (40.86%) (London, England)
--Besso Limited (London, England)		(4)
--CBC UK Limited (London, England)		(4)
--Global Flying Insurance Services Limited (London, England)		(4)

Union Hamilton Special Purpose Funding 2005-1, LLC (New York, NY)		(45)
-Union Hamilton Reinsurance, Ltd. (50%-NV) (New York, NY)		(40)

Union Hamilton Special Purpose Funding 2005-2, LLC (Charlotte, NC)		(45)
-Union Hamilton Reinsurance, Ltd. (25%-NV) (Hamilton, Bermuda)		(40)

Union Hamilton Special Purpose Funding 2006-1, LLC (Charlotte, NC)		(45)
-Union Hamilton Reinsurance, Ltd. (25%-NV) (Hamilton, Bermuda)		(40)

ˆ	Consolidated on balance sheet with no ownership or other basis of control
*	Controlled by management contract - no equity owned.
**	Managing interest or control.

Wachovia Alternative Strategies, Inc. (Charlotte, NC)
-Evergreen International SMID Cap Absolute Return Offshore Master Fund Ltd (Georgetown, Cayman Islands)
-Evergreen Private Equity Fund, L.P. (Charlotte, NC)	**	(49)
-Evergreen Private Equity Fund II, L. P. (Charlotte, NC)	**	(49)
-Evergreen Private Investment Funds-Absolute Return Fund, Accredited, L.P. (Charlotte, NC)	**	(49)
-Evergreen Private Investment Funds-Absolute Return Fund, Super Accredited, L.P. (Charlotte, NC)	**	(49)
-Evergreen Private Investment Funds-Global Multi-Strategy Fund, Accredited, L.P. (Charlotte, NC)	**	(49)
-Evergreen Private Investment Funds-Hedged Equities Super Accredited, L. P. (Charlotte, NC)	**	(49)
-Evergreen Private Investment Funds-Hedged Specialists Fund, Accredited, L.P. (Charlotte, NC)(INACTIVE)	**	(49)
-Evergreen Private Investment Funds—Hedged Opportunities Fund, Accredited, L. P. (Charlotte, NC)	**	(49)
-Evergreen Private Investment Funds—Multi-Strategy Accredited, L. P. (Charlotte, NC)	**	(49)
-Evergreen Private Investment Funds-Multi-Strategy Fund II, Super Accredited, L.P. (Charlotte, NC)	**	(49)
-Evergreen Private Investment Funds-Multi-Strategy Super Accredited, L. P. (Charlotte, NC)	**	(49)
-Evergreen Private Investment Funds-ULQ, L.P. (Charlotte, NC)	**	(49)
-Golden Capital Management, LLC (45%) (Charlotte, NC)
-GS Private Equity Partners IX ASW Fund, LLC (Charlotte, NC)	**	(49)
-Lehman Crossroads XVIII ASW Fund, LLC (Charlotte, NC)	**	(49)
-Siguler Guff BRIC Opportunities II ASW Fund, LLC (Charlotte, NC)	**	(49)
-Wachovia Alternative Strategies Managed Futures & Commodities Platform, LLC (Charlotte,NC)	**	(49)
-Wachovia Alternative Strategies Offshore Platform, SPC (George Town, Cayman Islands)	**	(49)
-Wachovia Alternative Strategies Platform, LLC (Charlotte, NC)	**	(49)
-Wachovia Alternative Strategies Real Estate Platform, LLC (Charlotte, NC)	**	(49)
-Wachovia Capital Partners II ASW Fund, LLC (Charlotte, NC)	**	(49)

Wachovia Bank Card Services, Inc. (Atlanta, GA) (INACTIVE)

Wachovia Bank, National Association (Charlotte, NC)
-AmNet Mortgage, Inc. (San Diego, CA)
--American Mortgage Network, Inc. (San Diego, CA)
---Wachovia Asset Funding Trust, LLC (UNACTIVATED)
--American Residential Holdings, Inc. (95%) (San Diego, CA) (ACQUIRED INACTIVE)
--American Residential Eagle, Inc. (San Diego, CA) (ACQUIRED INACTIVE)
---American Residential Eagle 2, Inc. (San Diego, CA) (ACQUIRED INACTIVE)
-Atlas Capital Funding, Ltd. (0%)(Grand Cayman, Cayman Islands)
--Atlas Loan Funding (CENT I), LLC (Charlotte, NC)
--Atlas Loan Funding (Hartford), LLC (Charlotte, NC)
--Atlas Loan Funding (Navigator), LLC (Charlotte, NC)
--Atlas-OCI Enhanced Loan Income Fund LLC (Charlotte, NC)
-Atlas Loan Funding 2, LLC (Charlotte, NC)
-Atlas Loan Funding 5, LLC (Charlotte, NC)
-Bacon Housing, L.P. (99%-NV) (Richmond, VA)
-BAFSC/WLC CX HUP I Trust (79%) (Wilmington, DE)		(2)
--BAFSC/WLC CX HUP, Ltd. (50%) (Hamilton, Bermuda)		(2)
-BAFSC/WLC CX HUP II Trust (79%) (Wilmington, DE)		(2)
--BAFSC/WLC CX HUP, Ltd. (50%) (Hamilton, Bermuda)		(2)
-Barry, Evans, Josephs & Snipes, Inc. (Charlotte, NC)		(23)
--Wachovia Insurance Services Broker Dealer, Inc. (Charlotte, NC)		(23)
---First Union Insurance Group Trust I (Charlotte, NC)	*
-Bart, Inc. (Jacksonville, FL)
--Monument Street Funding, Inc. (7.74%) (Roseville, CA)		(42)
--The Money Store, LLC (1.55%) (Roseville, CA)		(21)
-BGMCO PA, Inc. (Philadelphia, PA)		(3)
-Bowler Housing L.P. (99%-NV) (Richmond, VA)
-Business Development Corporation of South Carolina (8.7%) (Columbia, SC)
-Calibre Advisory Services, Inc. (Waltham, MA)
-Cardinal Holding, Inc. (76%) (Roseville, CA)
--Cardinal Finance Corporation (Roseville, CA)
---Cardinal Oreo Finance Corporation (Roseville, CA)		(3)

ˆ	Consolidated on balance sheet with no ownership or other basis of control
*	Controlled by management contract - no equity owned.
**	Managing interest or control.

--Cardinal International Leasing, LLC (Roseville, CA)
---First Union I, Inc. (St. Thomas, US Virgin Islands)
---Matthew International Sales, Inc. (St. Thomas, US Virgin Islands)
---Oosterpark, LLC (Roseville, CA)		(2)
---RIJK, LLC (Roseville, CA)		(2)
---Vondelpark, LLC (Roseville, CA)		(2)
--Cardinal ST Investments, LLC (Roseville, CA)
-City First Capital III, LLC (Washington, DC)		(14)
-City First Capital V, LLC (Washington, DC)		(14)
-City First Capital XI, LLC (Washington, DC)		(14)
-CoLTS LLC 2005-1 (Charlotte, NC)
-CoLTS LLC 2005-2 (Charlotte, NC)
-CoLTS LLC 2007-1 (Charlotte, NC)
-Congress Credit Corporation (Hato Rey, Puerto Rico) (INACTIVE)
-Consortium America II, LLC (Washington, D.C.)
-CoreStates Capital I (Philadelphia, PA)
-CoreStates Capital II (Philadelphia, PA)
-CoreStates Capital III (Philadelphia, PA)
-CTB Realty Ventures XXI, Inc. (Shelton, CT)		(3)
-Danube Holdings I C.V. (99.9%-NV) (Hamilton, Bermuda)		(114)
-Delaware Trust Company, National Association (Wilmington, DE)
--Evergreen Investment Management Trust (Richmond, VA)	**
--Wachovia Trust Company of California (Los Angeles, CA)
-Evergreen Investment Company, Inc. (Charlotte, NC)
--EIMCO Trust (99%) (Boston, MA)		(30)
---Evergreen Investment Management Company, LLC (Boston, MA)
----Evergreen International SMID Cap Absolute Return Offshore Master Fund Ltd (1%)(George Town, Cayman Islands)		(16)
----Evergreen Offshore SMID Cap Holding Co., LLC (67%)(Boston, MA)
----Mentor Perpetual Advisors, L.L.C. (50%) (Richmond, VA) (INACTIVE)
----Rohm & Haas Co. (.04%) (Philadelphia, PA)		(70)(33)
---Evergreen Service Company LLC (Boston, MA)
----Evergreen Financing Company, LLC (Boston, MA)		(23)
-----Evergreen Worldwide U.S. Dollar Fund, Ltd. (Grand Cayman, Cayman Islands)
---J. L. Kaplan Associates, LLC (99.55%) (Boston, MA)
--Evergreen Asset Management Corp. (Boston, MA)
---EIMCO Trust (1%) (Boston, MA)		(30)
--Evergreen Investment Services, Inc. (Boston, MA)		(23)
--Metropolitan West Capital Management, LLC (73%) (Newport Beach, CA)
--TCIG NC State Credit Fund, LLC (Charlotte, NC)
---Boxer Building LLC (99.99%-NV) (Charlotte, NC)		(5)
-FFBIC, Inc. (Wilmington, DE)
--Monument Street Funding, Inc. (38.68%) (Roseville, CA)		(42)
--Wachovia Preferred Realty, LLC (1.8%) (Roseville, CA)		(50)
-FFL Services Corporation (Newark, NJ)
-First Card Corporation (Charlotte, NC) (INACTIVE)
-First Fidelity Urban Investment Corporation (Newark, NJ)
-First National Properties, Inc. (Columbia, SC)
-First Penco Realty, Inc. (Philadelphia, PA)
-First State Service Corporation (Concord, NC)
-First Union Commercial Leasing Group, L.L.C. (99%) (Charlotte, NC)		(11)
-First Union Holdings, Inc. (Roseville, CA)
--First Union Financial Investments, Inc. (76%) (Roseville, CA)
---First Union Commercial Investments, LLC (Roseville, CA)
---First Union ST Investments, LLC (Roseville, CA)
-Forefront Capital Advisors, LLC (40%) (Philadelphia, PA) (INACTIVE)
-General Homes Corp. (9.205%) (Houston, TX)		(3)
-Greenville Agricultural Credit Corporation (Winston-Salem, NC) (INACTIVE)
-GS Bridgeport I CDE, LLC (New York, NY)
-Horizon Management Services, Inc. (Tulsa, OK)
-JERSEY CENTER/FIDOREO, INC. (Newark, NJ)		(3)

ˆ	Consolidated on balance sheet with no ownership or other basis of control
*	Controlled by management contract - no equity owned.
**	Managing interest or control.

-JPSD, Inc. (Charlotte, NC)
--G. C. Leasing, Inc. (Richmond, VA)
--North Hart Run, Inc. (Richmond, VA)
-Maryland Housing Equity Fund III Limited Partnership (7.7647%-NV) (Columbia, MD)
-Meridian Mortgage Corporation (Perkasie, PA)
-Metropolitan West Securities, LLC (Los Angeles, CA)
-Mid-City Community CDE-Operating Fund, LLC (Silver Spring, MD)		(14)
-Monument Street Funding, Inc. (53.58%) (Roseville, CA)		(42)
--Augustus Funding, LLC (12.25%) (Wilmington, DE)		(48)
--Centurion Funding, Inc. (Roseville, CA)
---Augustus Funding, LLC (36.75%) (Wilmington, DE)		(48)
---Centurion Funding, LLC (Roseville, CA)
---Monument Street Funding, LLC (Roseville, CA)
----Monument Street Funding-II, LLC (Roseville, CA)
---Monument Street International Funding-I, LLC (Roseville, CA)
----First International Advisors, LLC (50%) (London, England)		(43)
---Monument Street International Funding-II, LLC (Roseville, CA)
----First International Advisors, LLC (50%) (London, England)		(43)
--Mercy Housing Georgia I, L.L.L.P. (99.89%-NV) (Atlanta, GA)		(36)
--Monument Street Holding LLC (Roseville, CA)
--The Exchange Building Limited Partnership (99%-NV) (Portland, ME)
-MWI-2002, LLC (Charlotte, NC)
-New Markets Investment XIII, LLC (New York, NY)
-NFPS, Inc. (Charlotte, NC)		(3)
-OmniPlus Capital Corporation (Nashville, TN)
-Oxmoor Center, LLC (1%) (Charlotte, NC)	**	(88)
-PASS Holding LLC (Charlotte, NC)
-Pooled Auto Securities Shelf, LLC (Charlotte, NC)
--Wachovia Auto Owner Trust 2004-A (0%) (Charlotte, NC)	**
--Wachovia Auto Owner Trust 2004-B (0%) (Charlotte, NC)	**
--Wachovia Auto Owner Trust 2005-A (0%) (Charlotte, NC)	**
--Wachovia Auto Owner Trust 2005-B (0%) (Charlotte, NC)	**
--Wachovia Auto Owner Trust 2006-A (0%) (Charlotte, NC)	**
-Premium Timberland Sales, Inc. (Charlotte, NC)		(3)
-Prime Direct LLC (Charlotte, NC)
-Questpoint L.P., Inc. (Philadelphia, PA)
-Railway Tenant, LLC (99.99%-NV)(Baltimore, MD)
-Renaissance Finance II, LLC (Tampa, FL)
-Residential Asset Funding Corporation (Charlotte, NC)
-Rohm & Haas Co. (27.34%) (Philadelphia, PA)		(70)(33)
-Savings Associations Financial Enterprises, Inc. (48.15%) (Washington, DC)
-SC Realty, LLC (Birmingham, AL)		(3)
-Settlement Payment Monetization, LLC (Charlotte, NC)
-Solution Delivery, LLC (Charlotte, NC)
-Source One Liquidation, LLC (Dallas, TX)		(3)
-SouthTrust Capital Funding Corporation (Birmingham, AL)
-SouthTrust Community Reinvestment Company, LLC (Birmingham, AL)
--SoCo Community Development Company, LLC (50%) (Birmingham, AL)
-SouthTrust Development Corporation (Augusta, GA)
-SouthTrust Mobile Services Funding Corporation (Birmingham, AL)
-SouthTrust Mortgage Corporation (Marietta, GA)
-SPFE, Inc. (Charlotte, NC)
-St. Joseph’s Affordable Housing Limited Partnership (74.25%-NV) (Wayne, PA)
-Structured Principal Strategies, LLC (Hamilton, Bermuda)
-Sullivan Investments, Inc. (Bethesda, MD)
--Wachovia Multifamily Capital, Inc. (Bethesda, MD)
-Summitt PELS Funding, LLC (Charlotte, NC)	**
-SURREY DOWNS/FIDOREO, INC. (Newark, NJ)		(3)
-Tattersall Advisory Group, Inc. (Richmond, VA)
-TAYLORR LAKES/FIDOREO, INC. (Newark, NJ)		(3)
-The Florida Community New Markets Fund II, LLC (Orlando, FL)		(5)

ˆ	Consolidated on balance sheet with no ownership or other basis of control
*	Controlled by management contract - no equity owned.
**	Managing interest or control.

-The Money Store, LLC (75.95%) (Roseville, CA)		(21)
--The Money Store/Service Corp. (Roseville, CA)
---TMS Special Holdings, Inc. (Roseville, CA)
--Wachovia Commercial Mortgage Inc. (Roseville, CA)
--Wachovia Education Finance Inc. (Rancho Cordova, CA)
---TMS Student Holdings, Inc. (Rancho Cordova, CA)
---Wachovia Education Loan Funding LLC (Charlotte, NC)
----Wachovia Student Loan Trust 2005-1 (0%) (Charlotte, NC)	**
----Wachovia Student Loan Trust 2006-1 (0%) (Charlotte, NC)	**
--Wachovia SBA Lending, Inc. (Roseville, CA)
---Wachovia SBA Holdings, Inc. (Roseville, CA)
--WES Holding Corporation (Charlotte, NC)
---Wachovia Equity Servicing, LLC (Charlotte, NC)
----Equity Insurance Agency, Inc. (Roseville, CA)
----Integrated Capital Group, Inc. (North Highlands, CA)
----Princeton Reconveyance Services Inc. (North Highlands, CA)
-Two APM Plaza, Inc. (89%) (Philadelphia, PA)
-Universal Master Servicing, LLC (79%) (Charlotte, NC)
-WPFC Asset Funding LLC (Charlotte, NC)
-Wachovia Affordable Housing Community Development Corporation (Charlotte, NC)
--110 Monastery Associates, Limited Partnership (99.99%-NV) (Braintree, MA)
--150 Miami Associates Tenant, LLC (99.99%-NV) (Miami, FL)
--509 Vine Street, L.P. (99.99%-NV) (Philadelphia, PA)
--660 Master, LLC (99.99%-NV) (Cincinnati, OH)
--1020 Leavenworth Street Lessee Limited Liability Company (NE) (99.99%-NV) (Omaha, NE)
--1368 Euclid Street Tenant L.P. (99.99%-NV) (Richmond, VA)
--Adams at Broad Tenant L.P. (99.99%-NV) (Richmond, VA)
--AHC Limited Partnership-11 (99.99%-NV) (Arlington, VA)
---AHC Limited Partnership-10 (39.98%-NV) (Arlington, VA)		(120)
--Bluffwalk Center Lessee, L.P. (99.99%-NV) (Lynchburg, VA)
--B-R Penn Tenant, LLC (99.99%-NV) (Philadelphia, PA)
--CACC Tenant, LP ((99.99%-NV) (Norfolk, VA)
--Canal Walk Lofts Tenant L.P. (99.99%-NV) (Richmond, VA)
--Canal Walk Lofts II L.P. (10%-NV) (Richmond, VA)		(65)
--Canal Walk Lofts III SCP L.P. (10%-NV) (Richmond, VA)
--Canal Walk Lofts III Tenant L.P. (99%-NV) (Richmond, VA)
--Canton Mill, LLC (98.01%-NV) (Atlanta, GA)		(115)
--Capitol Places IV, LLC (99.99%-NV) (Columbia, SC)
--City Market Lofts Tenant, LLC (99.99%-NV) (Winston-Salem, NC)
--Coliseum Lofts, L.P. (99.98%-NV) (Richmond, VA)
--Columbus RI Operator, LLC (99.99%-NV) (Raleigh, NC)
--Cookman Restoration L.L.C. (99.99%-NV) (New York, NY)
--CWC MT, LLC (99.98%-NV) (Williamsburg, VA)
--CWC SCP, LLC (0.50%-NV) (Williamsburg, VA)		(93)
--Davenport Alley, L.P. (99.98%-NV) (Richmond, VA)
--Downtown Revival Limited Partnership (99.99%-NV) (Philadelphia, PA)
--Electric Building Tenant LLC (99.99%-NV) (Jackson, MS)
--Elf Tenant, L.P. (99.99%-NV) (Richmond, VA)
--FC Ashton Mill Master Lessee, LLC (99.99%) (Cleveland, OH)
--FC CONSOLIDATED MASTER LESSEE, LLC (99.99%) (Cleveland, OH)
--FC Edgeworth Master Lessee, LLC (99.99%-NV)(Cleveland, OH)
---FC Edgeworth Lessor, LLC (10%)(Cleveland, OH)		(98)
--FC Lucky Strike Lessor, LLC (1.02%-NV)(Clevland, OH)	**	(32)
--FC Lucky Strike Master Lessee, LLC (99.99%-NV)(Cleveland, OH)
---FC Lucky Strike Lessor, LLC (10%-NV)(Cleveland, OH)	**	(32)
--Forest Glen Main Master Tenant, LLC (99.99%-NV) (Madison, WI)
---Forest Glen Ballroom, LLC (10%-NV)(Madison, WI)	**
--FSD Master Tenant, LLC (99.98%-NV) (Durham, NC)		(20)
--Garden-Howe Urban Renewal Associates, L.P. (99.99%) (West Orange, NJ)
--Gunther HQ Federal LLC (99.99%-NV) (Baltimore, MD)
--Haskell Limited Partnership (99.99%-NV) (Braintree, MA)
--Historic West Elementary, LLC (99.99%-NV) (Fond du Lac, WI)

ˆ	Consolidated on balance sheet with no ownership or other basis of control
*	Controlled by management contract - no equity owned.
**	Managing interest or control.

--Hub Building Limited Partnership (99.9%-NV) (Chicago, IL)
--Johnston Mill Master Tenant, LP (99.99%-NV) (Roswell, GA)
--Kardon/Atlantic Associates, L.P. (99.99%-NV) (Philadelphia, PA)
--Legacy Glenn Partnership, LLC (99.99%-NV) (Atlanta, GA)
--Maggie L. Walker Governor’s School Tenant, L.P. (99.99%-NV) (Richmond, VA)
--Mt. Vernon Middle Tier, LLC (Charlotte, NC)		(5)
--OPC Hampton Tenant, L.P. (99.99%-NV) (Newport News, VA)
--Parachute Factory Tenant, LLC (99.99%-NV) (Richmond, VA)
--Paramount Theater Tenant L.P. (99.99%-NV) (Charlottesville, VA)
--Parkland Senior Housing, LP (98.979592%)(Parkville, MO)
--Pohlig SCP, L.P. (0.01%-NV) (Mechanicsville, VA)	**
--PSH State Investor, LLC (Charlotte, NC)
--Railroad Y L.P. (99.98%-NV) (Richmond, VA)
--Roanoke TS Tenant, LP (99.99%-NV) (Roanoke, VA)
--Royalton Apartments, Ltd. (99.99%-NV) (Miami, FL)
--Seventeenth Street Lofts Tenant L.P. (99.99%-NV) (Richmond, VA)
--Shenandoah Hotel Associates L.P. (99.98%-NV) (Roanoke, VA)		(37)
--SHHO, L.P. (0.01%-NV) (Roanoke, VA)	**
---Shenandoah Hotel Associates L.P. (0.01%-NV) (Roanoke, VA)		(37)
--Shockoe-Cary Building Tenant, L.P. (VA) (99.99%-NV) (Glen Allen, VA)
--Site 15 Affordable Associates, LLC (99.99%-NV) (Larchmont, NY)
--SK 55 Wall LLC (99.99%-NV) (New York, NY)
--South Beach Courtyard Development, Ltd. (99.99%-NV) (Surfside, FL)
--South Street Lofts Tenant L.P. (99.99%-NV) (Richmond, VA)
--SouthSide Plaza 455 Ltd., L.L.P. (99.99%-NV) (Lewisville, TX)
--Strouse Adler Associates, Limited Partnership (99.99%-NV) (New Haven, CT)
--Superior Warehouse Apartments Tenant, L. P. (99.99%-NV) (Richmond, VA)
--TCIG Tax Credit Fund I, LLC (9.99%) (Charlotte, NC)		(5)(15)
--TCIG Tax Credit Fund II, LLC (9.99%) (Charlotte, NC)		(5)(39)
--The Lofts San Marco Tenant, LLC (99.99%-NV) (Jacksonville, FL)
--Todd Tenant, L. P. (99.99%-NV) (Richmond, VA)
--VCP-Carlington, LLC. (99.99%-NV) (Jacksonville, FL)
--Virginia Street SCP, L.P. (1%-NV) (Richmond, VA)
--Wachovia Community Development Enterprises, LLC (Charlotte, NC)
--Wachovia FSD SCP, LLC (Charlotte, NC)
---FSD Master Tenant, LLC (0.01%-NV) (Durham, NC)		(20)
--Wachovia Guaranteed Middle Tier III-A-NC, LLC (98.99%-NV) (Charlotte, NC)		(5)(12)
--Wachovia Guaranteed Middle Tier IV-P/NC, LLC (98.99%-NV) (Charlotte, NC)		(5)(29)
--Whitney Hotel Limited Partnership (99.99%-NV) (Metairie, LA)
-Wachovia Affordable Housing Corp. (Charlotte, NC)
--AHG Tax Credit Fund I, L.L.C. (0.1%) (Charlotte, NC)	**	(5)
--AHG Tax Credit Fund II, L.L.C. (0.1%) (Charlotte, NC)	**	(5)
--AHG Tax Credit Fund III, L.L.C. (0.1%) (Charlotte, NC)	**	(5)
--AHG Tax Credit Fund IV, L.L.C. (0.1%) (Charlotte, NC)	**	(5)
--AHG Tax Credit Fund V, L.L.C. (0.1%) (Charlotte, NC)	**	(5)
--AHG Tax Credit Fund VI, L.L.C. (0.01%) (Charlotte, NC)	**	(5)
--AHG Tax Credit Fund VII, L.L.C. (0.1%) (Charlotte, NC)	**	(5)
--AHG Tax Credit Fund IX, L.L.C. (0.01%) (Charlotte, NC)	**	(5)
--AHG Tax Credit Fund X, L.L.C. (0.01%) (Charlotte, NC)	**	(5)
--AHG Tax Credit Fund XII L.L.C. (0.01%) (Charlotte, NC)	**	(5)
--AHG Tax Credit Fund XIV, L.L.C. (0.10%) (Charlotte, NC)	**	(5)
--AHG Tax Credit Fund XVI, L.P. (0.01%) (Charlotte, NC)	**	(5)
--AHG Tax Credit Fund XVII, L.P. (0.01%) (Charlotte, NC)	**	(5)
--AHG Tax Credit Fund XVIII, LLC (0.01%) (Charlotte, NC)	**	(5)
--AM/F Managing Member, LLC (Charlotte, NC)		(5)
---TCF AM/F, LLC (0.01%)(Charlotte, NC)	**	(5)
--AM/F-2 Managing Member, LLC (Charlotte, NC)		(5)
---TCF AM/F-2, LLC (0.01%)(Charlotte, NC)	**	(5)
--AM/F-3 Managing Member, LLC (Charlotte, NC)(UNACTIVATED)
---TCF AM/F-3, LLC (Charlotte, NC)(UNACTIVATED)

ˆ	Consolidated on balance sheet with no ownership or other basis of control
*	Controlled by management contract - no equity owned.
**	Managing interest or control.

--AM/F-4A Managing Member, LLC (Charlotte, NC)		(5)
---TCF AM/F-4A, LLC (0.01%)(Charlotte, NC)	**	(5)
---TCF AM/F-4B, LLC (0.01%)(Charlotte, NC)	**	(5)
--First Union Guaranteed Tax Credit Fund I, LLC (0.01%) (Charlotte, NC)	**	(5)
--TCF A/GA-1, LLC (0.01%)(Charlotte, NC)	**	(5)
--TCF AEG/GA, LLC (0.01%) (Charlotte, NC)	**	(5)
--TCF A/NC-1, LLC (0.01%)(Charlotte, NC)	**	(5)
--TCF A/V-1, LLC (0.01%)(Charlotte, NC)	**	(5)
---OPC Hampton SCP, LP (1.00%-NV)(Newport News, VA)
----OPC Hampton, LLC(.01%-NV)(Newport News, VA)	**	(79)
--TCF BA/F-G, LLC (0.01%)(Charlotte, NC)	**	(5)
--TCF BO/F, LLC (0.01%) (Charlotte, NC)	**	(5)
--TCF BOH/H-1, LLC (0.01%)(Charlotte, NC)	**	(5)
--TCF BOH/H-2, LLC (0.01%)(Charlotte, NC)	**	(5)
--TCF CN/VA-1, LLC (0.10%) (Charlotte, NC)	**	(5)
---Market Villas SCP, L.P. (0.01%-NV) (Glen Allen, VA)	**
--TCF CN/VA-2, LLC (0.10%) (Charlotte, NC)	**	(5)
---CWC SCP, LLC (1.0%-NV) (Williamsburg, VA)		(93)
--TCF CN/VA-3, LLC (0.01%) (Charlotte, NC)	**	(5)
---South Street Lofts SCP L.P. (0.01%-NV) (Richmond, VA)
--TCF CON/GA, LLC (0.01%) (Charlotte, NC)	**	(5)
--TCF GW/F, LLC (0.01%) (Charlotte, NC)	**	(5)
--TCF GW/GA, LLC (0.01%) (Charlotte, NC)	**	(5)
--TCF GW-2, LLC (0.01%) (Charlotte, NC)	**	(5)
--TCF HH/GA, LLC (0.01%) (Charlotte, NC)	**	(5)
--TCF JH/GA, LLC (0.01%) (Charlotte, NC)	**	(5)
--TCF JP/F, LLC (0.01%) (Charlotte, NC)	**	(5)
--TCF JP/GA, LLC (0.01%) (Charlotte, NC)	**	(5)
--TCF JPM/F, LLC (0.01%) (Charlotte, NC)	**	(5)
--TCF M/F-1, LLC (0.01%) (Charlotte, NC)	**	(5)
--TCF NA/VA-1, LLC (0.01%) (Charlotte, NC)	**	(5)
---American Tobacco SCP, LP (1.0%-NV) (Chester, VA)
--TCF NA/VA-2, LLC (0.10%) (Charlotte, NC)	**	(5)
---Suffolk Center for Cultural Arts SCP, L.P. (1.0%-NV) (Suffolk, VA)	**
--TCF NA/VA-3, LLC (0.10%) (Charlotte, NC)	**	(5)
--TCF P/GA-2, LLC (0.01%)(Charlotte, NC)	**	(5)
--TCF P/MO-1, LLC (0.01%)(Charlotte, NC)	**	(5)
--TCF P/VA, LLC (0.01%) (Charlotte, NC)	**	(5)
---CACC SCP, LP (99.98%-NV) (Norfolk, VA)
---CWC SCP, LLC (0.50%-NV)(Williamsburg, VA)		(93)
---Lamont SCP, L.P. (1.0%-NV) (Richmond, VA)	**
---Roanoke TS SCP, LP (0.01%-NV) (Roanoke, VA)	**
--TCF UB-1, LLC (0.01%) (Charlotte, NC)	**	(5)
--TCF U/GA-2, LLC (0.01%) (Charlotte, NC)	**	(5)
--TCF U/GA-3, LLC (0.01%)(Charlotte, NC)	**	(5)
--TCF U/MO, LLC (0.01%) (Charlotte, NC)	**	(5)
--TCF USB/F, LLC (0.01%) (Charlotte, NC)	**	(5)
--TCF U/VA, LLC (0.01%) (Charlotte, NC)	**	(5)
---Biggs Building SCP, L.P. (1.0%-NV) (Glen Allen, VA)	**
---Bluffwalk SCP, L.L.C. (0.65%-NV) (Lynchburg, VA)	**	(95)
---City Market Lofts SCP, LLC (1.0%-NV) (Winston-Salem, NC)	**
---Mulberry SCP, L.P. (1%-NV) (Richmond, VA)
---Parachute Factory SCP, LLC (0.01%-NV) (Richmond, VA)	**
---Paramount Theater SCP L.P. (99.99%-NV) (Charlottesville, VA)
---Seventeenth Street Lofts SCP L.P. (0.01%-NV) (Richmond, VA)	**
--TCF U/VA-2, LLC (0.01%) (Charlotte, NC)	**	(5)
---Bluffwalk SCP, L.L.C. (0.35%-NV) (Lynchburg, VA)	**	(95)
---CWC SCP, LLC (1.0%-NV) (Williamsburg, VA)		(93)
---Nolde Bakery SCP, L.P. (1.0%-NV) (Norfolk, VA)
--TCF U/VA-3, LLC (0.01%)(Charlotte, NC)	**	(5)
--TCF WF-3, LLC (0.01%) (Charlotte, NC)	**	(5)

ˆ	Consolidated on balance sheet with no ownership or other basis of control
*	Controlled by management contract - no equity owned.
**	Managing interest or control.

--TCF WF-4, LLC (0.01%) (Charlotte, NC)	**	(5)
--TCIG Guaranteed Tax Credit Fund I, LLC (0.01%) (Charlotte, NC)	**	(5)
--TCIG Guaranteed Tax Credit Fund II, LLC (0.01%) (Charlotte, NC)	**	(5)
--TCIG Guaranteed Tax Credit Fund III, LLC (0.01%) (Charlotte, NC)	**	(5)
--TCIG Guaranteed Tax Credit Fund IV, LLC (0.01%) (Charlotte, NC)	**	(5)
--TCIG Guaranteed Tax Credit Fund V, LLC (0.01%) (Charlotte, NC)	**	(5)
--TCIG Guaranteed Tax Credit Fund VI, LLC (0.01%) (Charlotte, NC)	**	(5)
--TCIG Guaranteed Tax Credit Fund VII, LLC (0.01%) (Charlotte, NC)	**	(5)
---Wauregan Development LLC (99.99%-NV) Fairfield, CT)
--TCIG Historic Tax Credit Fund I, LLC (0.01%) (Charlotte, NC)	**	(5)
---Warder Mansion, L. P. (99.99%-NV) (Richmond, VA)
--TCIG Tax Credit Fund I, LLC (0.01%) (Charlotte, NC)	**	(5)(15)
--TCIG Tax Credit Fund II, LLC (0.01%) (Charlotte, NC)	**	(5)(39)
--W/A Tax Credit Fund 2003-I, LLC (0.01%) (Charlotte, NC)	**	(5)
--Wachovia Guaranteed Middle Tier III-A/NC, LLC (0.01%) (Charlotte, NC)	**	(5)(12)
--Wachovia Guaranteed Middle Tier IV-P/NC, LLC (0.01%) (Charlotte, NC)	**	(5)(29)
--Wachovia Guaranteed Middle Tier IV-U/NC, LLC (0.01%) (Charlotte, NC)	**	(5)
--Wachovia Guaranteed Tax Credit Fund-C/GA, LLC (0.01%) (Charlotte, NC)	**	(5)
--Wachovia Guaranteed Tax Credit Fund-WF/CA, LLC (0.01%) (Charlotte, NC)	**	(5)
--Wachovia Guaranteed Tax Credit Fund II, LLC (0.01%) (Charlotte, NC)	**	(5)
--Wachovia Guaranteed Tax Credit Fund III-A/GA, LLC (0.01%) (Charlotte, NC)	**	(5)
---Canton Mill, LLC (1.0%-NV) (Atlanta, GA)		(115)
--Wachovia Guaranteed Tax Credit Fund III-A/NC, LLC (0.01%) (Charlotte, NC)	**	(5)
---Wachovia Guaranteed Tax Credit Fund III-A/NC, LLC (1.0%-NV) (Charlotte, NC)	**	(5) (29)
--Wachovia Guaranteed Tax Credit Fund III-CN/GA, LLC (0.01%) (Charlotte, NC)	**	(5)
--Wachovia Guaranteed Tax Credit Fund IV-P/GA, LLC (0.01%) (Charlotte, NC)	**	(5)
--Wachovia Guaranteed Tax Credit Fund IV-P/NC, LLC (0.01%) (Charlotte, NC)	**	(5)
---Wachovia Guaranteed Middle Tier IV-P/NC, LLC (1.0%-NV) (Charlotte, NC)		(29)
--Wachovia Guaranteed Tax Credit Fund IV-U/GA, LLC (0.01%-NV) (Charlotte, NC)	**	(5)
---Mercy Housing Georgia I, L.L.L.P. (.01%)(Atlanta, GA)	**	(36)
--Wachovia Guaranteed Tax Credit Fund IV-U/NC, LLC (Charlotte, NC) (0.01%)	**	(5)
--Wachovia Guaranteed Tax Credit Fund V-F/M, LLC (0.01%) (Charlotte, NC)	**	(5)
--Wachovia Guaranteed Tax Credit Fund V-VA/M, LLC (0.01%) (Charlotte, NC)	**	(5)
---Canal Walk Lofts II SCP L.P. (0.01%-NV) (Richmond, VA)	**
---CAROLINA/CONSOLIDATED SCP, L.P. (0.01%-NV) (Richmond, VA)	**
---Superior Warehouse Apartment SCP, L.P. (0.01%-NV)(Richmond, VA)
--Wachovia Guaranteed Tax Credit Fund-WF/CA-2, LLC (0.005%) (Charlotte, NC)	**	(5)(122)
-Wachovia Asia Holding Corporation (Charlotte, NC)
--Wachovia Advisors International Limited (Central, Hong Kong) (UNACTIVATED)
--Wachovia Asia Limited (Central, Hong Kong)
---Wachovia Management Services Private Limited (1%)(Kalina, Santa Cruz(East), Mumbai, India)
--Wachovia Management Services Private Limited (99%)(Kalina, Santa Cruz(East), Mumbai, India)		(18)
--Wachovia Securities Asia Limited (Central, Hong Kong)(UNACTIVATED)
--WFSJ Limited (Tokyo, Japan)(UNACTIVATED)
-Wachovia ARM Securitization, LLC (Charlotte, NC)
-Wachovia Asset Securitization Holding Corp. (Charlotte, NC)
--Wachovia Asset Securitization Issuance, LLC (Charlotte, NC)
-Wachovia Asset Securitization Issuance II, LLC (Charlotte, NC)
-Wachovia Bank and Trust Company (Cayman) Ltd. (George Town, Cayman Islands)
--Wachovia Secretaries (Cayman) Ltd. (George Town, Cayman Islands)
--Wachovia Directors (Cayman) Ltd. (George Town, Cayman Islands)
-Wachovia Capital Finance Corporation (Central) (Chicago, IL)
-Wachovia Capital Finance Corporation (New England) (Boston, MA)
--CFC Acushnet Avenue, LLC (Boston, MA)		(3)
-Wachovia Capital Finance Corporation (Western) (Pasadena, CA)
-Wachovia Capital Partners, Inc. (Charlotte, NC)
--Prometheus Investment, LLC (96%) (Charlotte, NC)		(6)
-Wachovia Card Services, National Association (Atlanta, GA)
--Wachovia Card Receivables, LLC (Charlotte, NC)(UNACTIVATED)
-Wachovia Commercial Mortgage Loan Warehouse Corporation (Charlotte, NC)
-Wachovia Commercial Mortgage Securities, Inc. (Charlotte, NC)

ˆ	Consolidated on balance sheet with no ownership or other basis of control
*	Controlled by management contract - no equity owned.
**	Managing interest or control.

-Wachovia Community Development Enterprises I, LLC (Charlotte, NC)
-Wachovia Community Development Enterprises II, LLC (Charlotte, NC)
-Wachovia Community Development Enterprises III, LLC (Charlotte, NC)(UNACTIVATED)
-Wachovia Community Development Enterprises IV, LLC (Charlotte, NC)(UNACTIVATED)
-Wachovia Community Development Enterprises V, LLC (Charlotte, NC)
-Wachovia CRE CDO 2006-1 INVESTOR, LLC (Charlotte, NC)
--Wachovia CRE CDO 2006-1, Ltd. (George Town, Cayman Islands)
-Wachovia CRE CDO 2006-1, LLC (Charlotte, NC)
-Wachovia Dealer Services, Inc. (Charlotte, NC)
--WDS Receivables LLC (Las Vegas, NV)
---Wachovia Auto Owner Trust 2007-A (Charlotte, NC)	**
---Wachovia Auto Owner Trust 2007-B (Charlotte, NC)	**
---Wachovia Auto Owner Trust 2008-A (Charlotte, NC)	**
---Wachovia Auto Loan Owner Trust 2006-1 (Las Vegas, NV)	**
---Wachovia Auto Loan Owner Trust 2006-2 (Las Vegas, NV)	**
---Wachovia Auto Loan Owner Trust 2007-1 (Las Vegas, NV)	**
---Wachovia Auto Loan Owner Trust 2007-2 (Las Vegas, NV)	**
---Wachovia Auto Loan Owner Trust 2007-3 (Charlotte, NC)	**
---Wachovia Auto Loan Owner Trust 2008-1 (Charlotte, NC)	**
--WDS Receivables 2 LLC (Las Vegas, NV)(INACTIVE)
--WestFin Insurance Agency, Inc. (Irvine, CA)
--WFS Funding, Inc. (Irvine, CA)
---WFS Financial 2005-A Owner Trust (0%) (Newark, DE)	**
--WFS Receivables Corporation (Las Vegas, NV)(INACTIVE)
---WFS Financial 2002-1 Owner Trust (0%) (Newark, DE) (ACQUIRED INACTIVE)	**
---WFS Financial 2002-2 Owner Trust (0%) (Newark, DE)	**
---WFS Financial 2002-4 Owner Trust (0%) (Newark, DE)	**
--WFS Receivables Corporation 3 (Las Vegas, NV)
---WFS Financial 2002-3 Owner Trust (0%) (Newark, DE)	**
---WFS Financial 2003-1 Owner Trust (0%) (Newark, DE)	**
---WFS Financial 2003-2 Owner Trust (0%) (Newark, DE)	**
---WFS Financial 2003-4 Owner Trust (0%) (Newark, DE)	**
---WFS Financial 2004-2 Owner Trust (0%) (Newark, DE)	**
---WFS Financial 2004-3 Owner Trust (0%) (Newark, DE)	**
---WFS Financial 2004-4 Owner Trust (0%) (Newark, DE)	**
---WFS Financial 2005-1 Owner Trust (0%) (Newark, DE)	**
---WFS Financial 2005-2 Owner Trust (0%) (Newark, DE)	**
---WFS Financial 2005-3 Owner Trust (0%) (Newark, DE)	**
--WFS Web Investments (Charlotte, NC)
-Wachovia Defeasance Alta Mira Shopping Center LLC (99.5%)(Charlotte, NC)		(123)
-Wachovia Defeasance BACM 2000-2 LLC (99.5%) (Charlotte, NC)		(123)
-Wachovia Defeasance BACM 2001-1 LLC (99.5%) (Charlotte, NC)		(123)
-Wachovia Defeasance BACM 2002-2 LLC (99.5%) (Charlotte, NC)		(123)
-Wachovia Defeasance BACM 2003-1 LLC (99.5%) (Charlotte, NC)		(123)
-Wachovia Defeasance BOA-FUNB 2001-3 LLC (99.5%) (Charlotte, NC)		(123)
-Wachovia Defeasance BOA-FUNB 2001-3 CAC V-CRIT Portfolio LLC (99.5%) (Charlotte, NC)		(123)
-Wachovia Defeasance BSCMS 1999-C1 LLC (99.5%) (Charlotte, NC)		(89)
-Wachovia Defeasance BSCMS 1999-C1 II LLC (99.5%) (Charlotte, NC)		(123)
-Wachovia Defeasance BSCMS 1999-WF2 LLC (99.5%) (Charlotte, NC)		(123)
-Wachovia Defeasance BSCMS 2000-WF1 LLC (99.5%) (Charlotte, NC)		(123)
-Wachovia Defeasance BSCMS 2000-WF2 LLC (99.5%) (Charlotte, NC)		(123)
-Wachovia Defeasance BSCMS 2001-TOP2 LLC (99.5%) (Charlotte, NC)		(123)
-Wachovia Defeasance BSCMS 2002-PBW1 LLC (99.5%) (Charlotte, NC)		(123)
-Wachovia Defeasance BSCMS 2002-Top6 LLC (99.95%)(Charlotte, NC)		(123)
-Wachovia Defeasance BSCMS 2003-Top10 LLC (99.5%) (Charlotte, NC)		(123)
-Wachovia Defeasance BSCMS 2003-Top12 LLC (99.5%) (Charlotte, NC)		(123)
-Wachovia Defeasance BSCMS 2004-PWR3 LLC (99.5%) (Charlotte, NC)		(123)
-Wachovia Defeasance BSCMS 2004-TOP16 525 Vine Street LLC (99.5%) (Charlotte, NC)		(123)
-Wachovia Defeasance BSCMS 2004-TOP18 LLC (99.5%) (Charlotte, NC)		(123)
-Wachovia Defeasance Chase 1997-2 LLC (99.5%) (Charlotte, NC)		(123)
-Wachovia Defeasance Chase 1999-2 LLC (99.5%) (Charlotte, NC)		(89)
-Wachovia Defeasance Chase 1999-2 II LLC (99.5%) (Charlotte, NC)		(123)

ˆ	Consolidated on balance sheet with no ownership or other basis of control
*	Controlled by management contract - no equity owned.
**	Managing interest or control.

-Wachovia Defeasance Chase 2000-1 LLC (99.5%) (Charlotte, NC)	(89)
-Wachovia Defeasance Chase 2000-1 II LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance Chase 2000-2 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance Chase 2000-3 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance Chase-FUNB 1999-1 LLC (99.5%) (Charlotte, NC)	(89)
-Wachovia Defeasance Chase-FUNB 1999-1 II LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance Chase-FUNB 1999-1 II CPT Apartments LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance Chase-FUNB 1999-1 Mazal LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance Citigroup 2004-C1 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance Citigroup 2004-C1 CF West Palm LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance Citigroup 2004-C1 Seaboard Associates LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance CMAC 1999-C1 LLC (99.5%) (Charlotte, NC)	(124)
-Wachovia Defeasance CMLB 2001-1 LLC (99.5%)(Charlotte, NC)	(123)
-Wachovia Defeasance CSFB 1997-C1 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance CSFB 1997-C2 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance CSFB 1998-C2 LLC (99.5%) (Charlotte, NC)	(89)
-Wachovia Defeasance CSFB 1998-C2 II LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance CSFB 1999-C1 LLC (99.95%)(Charlotte, NC)	(123)
-Wachovia Defeasance CSFB 2000-C1 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance CSFB 2001-CF2 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance CSFB 2001-CK1 LLC (99.5%) (Charlotte, NC)	(94)
-Wachovia Defeasance CSFB 2001-CK3 LLC (99.5%) (Charlotte, NC)	(94)
-Wachovia Defeasance CSFB 2001-CKN5 LLC (99.5%) (Charlotte, NC)	(94)
-Wachovia Defeasance CSFB 2001-CP4 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance CSFB 2002-CKP1 LLC (99.5%) (Charlotte, NC)	(124)
-Wachovia Defeasance CSFB 2002-CKS4 LLC (99.5%) (Charlotte, NC)	(94)
-Wachovia Defeasance CSFB 2002-CP5 LLC (99.5%) (Charlotte, NC)	(124)
-Wachovia Defeasance CSFB 2003-C3 LLC (99.95%)(Charlotte, NC)	(94)
-Wachovia Defeasance CSFB 2003-CK2 LLC (99.5%) (Charlotte, NC)	(94)
-Wachovia Defeasance CSFB 2003-CPN1 LLC (99.5%) (Charlotte, NC)	(124)
-Wachovia Defeasance CSFB 2003-C5 LLC (99.5%) (Charlotte, NC)	(124)
-Wachovia Defeasance CSFB 2004-C2 LLC (99.5%) (Charlotte, NC)	(94)
-Wachovia Defeasance CSFB 2005-C2 Penn’s Landing LLC (99.5%) (Charlotte, NC)	(94)
-Wachovia Defeasance DLJ 1998-CG1 LLC (99.5%) (Charlotte, NC)	(89)
-Wachovia Defeasance DLJ 1998-CG1 II LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance DLJ 1999-CG1 LLC (99.5%) (Charlotte, NC)	(89)
-Wachovia Defeasance DLJ 1999-CG1 II LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance DLJ 1999-CG2 LLC (99.5%) (Charlotte, NC)	(89)
-Wachovia Defeasance DLJ 1999-CG2 II LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance DLJ 1999-CG3 LLC (99.5%) (Charlotte, NC)	(89)
-Wachovia Defeasance DLJ 1999-CG3 II LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance DLJ 2000-CF1 LLC (99.5%) (Charlotte, NC)	(124)
-Wachovia Defeasance DLJ 2000-CKP1 LLC (99.5%) (Charlotte, NC)	(94)
-Wachovia Defeasance FUCM 1999-C4 LLC (99.5%) (Charlotte, NC)	(89)
-Wachovia Defeasance FUCM 1999-C4 II LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance FU-LB 1997-C1 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance FU-LB 1997-C2 II LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance FU-LB-BOA 1998-C2 LLC (99.5%) (Charlotte, NC)	(94)
-Wachovia Defeasance FUNB 1999-C1 LLC (99.5%) (Charlotte, NC)	(89)
-Wachovia Defeasance FUNB 1999-C1 II LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance FUNB 1999-C4 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance FUNB 1999-C4 ML Windsor-ML Hammocks LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance FUNB 2000-C1 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance FUNB 2000-C1 POOL SB LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance FUNB 2000-C2 LLC (99.5%) (Charlotte, NC)	(89)
-Wachovia Defeasance FUNB 2000-C2 II LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance FUNB 2000-C2 Phoenix Crowne LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance FUNB 2001-C2 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance FUNB 2001-C3 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance FUNB 2001-C3 CAC II LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance FUNB 2001-C4 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance FUNB 2001-C4 CRIT Portfolio LLC (99.5%) (Charlotte, NC)	(123)

ˆ	Consolidated on balance sheet with no ownership or other basis of control
*	Controlled by management contract - no equity owned.
**	Managing interest or control.

-Wachovia Defeasance FUNB 2001-C4 CRIT-VA IV LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance FUNB 2002-C1 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance FUNB 2002-C1 CRIT-VA V LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance FUNB 2002-C1 Madison Sixty LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance FUNB-BOA 2001-C1 LLC (99.5%) (Charlotte, NC)	(89)
-Wachovia Defeasance FUNB-BOA 2001-C1 II LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance FUNB-BOA 2001-C1 (CRIT NC) LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance FUNB-BOA 2001-C1 (CRIT VA) LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance FUNB-BOA 2001-C1 POOL SB LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance FUNB-Chase 1999-C2 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance GE 2002-2 LLC (99.5%) (Charlotte, NC)	(89)
-Wachovia Defeasance GE 2002-2 II LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance GECCMC 2000-1 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance GECCMC 2001-1 LLC (99.5%) (Charlotte, NC)	(89)
-Wachovia Defeasance GECCMC 2001-1 II LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance GECCMC 2001-2 LLC (99.5%) (Charlotte, NC)	(89)
-Wachovia Defeasance GECCMC 2001-2 II LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance GECCMC 2001-3 LLC (99.5%) (Charlotte, NC)	(89)
-Wachovia Defeasance GECCMC 2001-3 II LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance GECCMC 2002-1 Cameron Crossing LLC (99.5%)(Charlotte, NC)	(123)
-Wachovia Defeasance GECCMC 2002-1 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance GECCMC 2002-2 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance GECCMC 2002-2 Wills Group FLP LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance GECCMC 2002-3 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance GECCMC 2003-C2 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance GECCMC 2004-C2 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance GECCMC 2004-C2 POOL SB LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance GECCMC 2004-C2 Stefan Associates LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance GECCMC 2005-C1 PIL I LLC (99.5%)(Charlotte, NC)	(123)
-Wachovia Defeasance GECC-Subway LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance GECMC 2003-C1 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance GMAC 1997-C2 LLC (99.95%)(Charlotte, NC)	(123)
-Wachovia Defeasance GMAC 1998-C2 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance GMAC 1999-C1 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance GMAC 1999-C2 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance GMAC 2000-C3 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance GMAC 2001-C1 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance GMAC 2001-C2 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance GMAC 2002-C1 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance GMAC 2002-C2 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance GMAC 2002-C3 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance GMAC 2003-C1 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance GMAC 2003-C2 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance GMACCM 1997-C1 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance Greenwich 2002-C1 LLC (99.5%) (Charlotte, NC)	(89)
-Wachovia Defeasance Greenwich 2002-C1 II LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance Greenwich 2002-C1 Landmark IV LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance Greenwich 2003-C1 LLC (99.95%)(Charlotte, NC)	(123)
-Wachovia Defeasance Greenwich 2003-C2 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance Greenwich 2004-GG1 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance GS 1998-C1 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance GS 2004-C1 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance GSMSC II 1999-C1 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance GSMSC II 2003-C1 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance GSMSC II 2004-GG2 1410 Broadway LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance GSMSC II 2004-GG2 1441 Broadway LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance HF 1999-PH1 LLC (99.5%) (Charlotte, NC)	(89)
-Wachovia Defeasance HF 1999-PH1 II LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance HF 2000 PH-1 LLC (99.5%) (Charlotte, NC)	(124)
-Wachovia Defeasance JPMC 1999-C7 LLC (99.5%) (Charlotte, NC)	(124)
-Wachovia Defeasance JPMC 1999-PLSI LLC (99.5%) (Charlotte, NC)	(124)
-Wachovia Defeasance JPMC 2000-C9 LLC (99.5%) (Charlotte, NC)	(94)

ˆ	Consolidated on balance sheet with no ownership or other basis of control
*	Controlled by management contract - no equity owned.
**	Managing interest or control.

-Wachovia Defeasance JPMC 2000-C10 LLC (99.5%) (Charlotte, NC)	(124)
-Wachovia Defeasance JPMC 2001-C1 LLC (99.5%) (Charlotte, NC)	(124)
-Wachovia Defeasance JPMC 2001-CIBC1 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance JPMC 2001-CIBC2 LLC (99.5%) (Charlotte, NC)	(124)
-Wachovia Defeasance JPMC 2001-CIBC3 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance JPMC 2002-C1 LLC (99.5%) (Charlotte, NC)	(89)
-Wachovia Defeasance JPMC 2002-C1 II LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance JPMC 2002-C2 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance JPMC 2002-C3 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance JPMC 2002-CIBC4 LLC (99.5%) (Charlotte, NC)	(124)
-Wachovia Defeasance JPMC 2002-CIBC5 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance JPMC 2002-CIBC5 CP Pembroke Pines LLC (99.95%)(Charlotte, NC)	(123)
-Wachovia Defeasance JPMC 2003-C1 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance JPMC 2003-C1BC6 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance JPMC 2003-CIBC6 CP Deerfield LLC (99.95%) (Charlotte, NC)	(123)
-Wachovia Defeasance JPMC 2003-CIBC7 LLC (99.95%)(Charlotte, NC)	(124)
-Wachovia Defeasance JPMC 2003-LN1 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance JPMC 2003-ML1 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance JPMC 2003-PM1 LLC (99.5%) (Charlotte, NC)	(124)
-Wachovia Defeasance JPMC 2003-PM1 Battery Commercial LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance JPMC 2004-CIBC10 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance JPMC 2004-C2 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance JPMC 2004-C3 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance JPMC 2005-LDP1 LLC (99.5%) (Charlotte, NC)	(124)
-Wachovia Defeasance JPMC 2005-LDP2 LLC (99.5%) (Charlotte, NC)	(124)
-Wachovia Defeasance LB 1998-C1 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance LB 1998-C4 LLC (99.5%) (Charlotte, NC)	(89)
-Wachovia Defeasance LB 1998-C4 II LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance LB 1998-C4 II Ardsey Associates LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance LB 1999-C1 LLC (99.5%) (Charlotte, NC)	(89)
-Wachovia Defeasance LB 1999-C1 II LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance LB 1999-C2 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance LB-UBS 2000-C3 LLC (99.5%) (Charlotte, NC)	(89)
-Wachovia Defeasance LB-UBS 2000-C3 II LLC (99.5%) (Charlotte, NC)	(89)
-Wachovia Defeasance LB-UBS 2000-C4 LLC (99.5%) (Charlotte, NC)	(89)
-Wachovia Defeasance LB-UBS 2000-C5 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance LB-UBS 2001-C2 LLC (99.5%) (Charlotte, NC)	(89)
-Wachovia Defeasance LB-UBS 2001-C2 II LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance LB-UBS 2001-C3 LLC (99.5%) (Charlotte, NC)	(89)
-Wachovia Defeasance LB-UBS 2001-C3 1735 North Lynn LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance LB-UBS 2001-C3 II LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance LB-UBS 2001-C7 LLC (99.5%) (Charlotte, NC)	(89)
-Wachovia Defeasance LB-UBS 2001-C7 II LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance LB-UBS 2002-C1 LLC (99.5%) (Charlotte, NC)	(89)
-Wachovia Defeasance LB-UBS 2002-C1 400 Atlantic LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance LB-UBS 2002-C1 II LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance LB-UBS 2002-C2 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance LB-UBS 2002-C2 Hibbs/Woodinville LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance LB UBS 2002-C2 II LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance LB-UBS 2002-C4 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance LB-UBS 2002-C7 II LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance LB-UBS 2002-C7 LLC (99.5%) (Charlotte, NC)	(89)
-Wachovia Defeasance LB-UBS 2002-C7 Independence Shoppingtown LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance LB-UBS 2003-C1 LLC (99.5%) (Charlotte, NC)	(89)
-Wachovia Defeasance LB-UBS 2003-C1 II LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance LB-UBS 2003-C1 (Clear) LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance LB-UBS 2003-C1 Franklin Avenue LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance LB-UBS 2003-C3 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance LB-UBS 2003-C5 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance LB-UBS 2003-C7 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance LB-UBS 2003-C7 (Getty) LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance LB-UBS 2003-C8 LLC (99.5%) (Charlotte, NC)	(123)

ˆ	Consolidated on balance sheet with no ownership or other basis of control
*	Controlled by management contract - no equity owned.
**	Managing interest or control.

-Wachovia Defeasance LB-UBS 2004-C1 LLC (99.5%) (Charlotte, NC)		(123)
-Wachovia Defeasance LB-UBS 2004-C4 LLC (99.5%) (Charlotte, NC)		(123)
-Wachovia Defeasance LB-UBS 2004-C6 LLC (99.5%) (Charlotte, NC)		(123)
-Wachovia Defeasance LB-UBS 2004-C7 LLC (99.5%) (Charlotte, NC)		(123)
-Wachovia Defeasance LB-UBS 2004-C8 LLC (99.5%) (Charlotte, NC)		(123)
-Wachovia Defeasance LB-UBS 2005-C7 LLC (99.5%) (Charlotte, NC) (UNACTIVATED)		(123)
-Wachovia Defeasance Management LLC (Charlotte, NC)
--Wachovia Defeasance BSCMS 1999-C1 LLC (0.5%) (Charlotte, NC)	**	(89)
--Wachovia Defeasance Chase 1999-2 LLC (0.5%) (Charlotte, NC)	**	(89)
--Wachovia Defeasance Chase 2000-1 LLC (0.5%) (Charlotte, NC)	**	(89)
--Wachovia Defeasance Chase-FUNB 1999-1 LLC (0.5%) (Charlotte, NC)	**	(89)
--Wachovia Defeasance CSFB 1998-C2 LLC (0.5%) (Charlotte, NC)	**	(89)
--Wachovia Defeasance DLJ 1998-CG1 LLC (0.5%) (Charlotte, NC)	**	(89)
--Wachovia Defeasance DLJ 1999-CG1 LLC (0.5%) (Charlotte, NC)	**	(89)
--Wachovia Defeasance DLJ 1999-CG2 LLC (0.5) (Charlotte, NC)	**	(89)
--Wachovia Defeasance DLJ 1999-CG3 LLC (0.5%) (Charlotte, NC)	**	(89)
--Wachovia Defeasance FUCM 1999-C4 LLC (0.5%) (Charlotte, NC)	**	(89)
--Wachovia Defeasance FUNB 1999-C1 LLC (0.5%) (Charlotte, NC)	**	(89)
--Wachovia Defeasance FUNB 2000-C2 LLC (0.5) (Charlotte, NC)	**	(89)
--Wachovia Defeasance FUNB-BOA 2001-C1 LLC (0.5%) (Charlotte, NC)	**	(89)
--Wachovia Defeasance GE 2002-2 LLC (0.5%) (Charlotte, NC)	**	(89)
--Wachovia Defeasance GECCMC 2001-2 LLC (0.5%) (Charlotte, NC)	**	(89)
--Wachovia Defeasance GECCMC 2001-3 LLC (0.5%) (Charlotte, NC)	**	(89)
--Wachovia Defeasance Greenwich 2002-C1 LLC (0.5%) (Charlotte, NC)	**	(89)
--Wachovia Defeasance HF 1999-PH1 LLC (0.5%) (Charlotte, NC)	**	(89)
--Wachovia Defeasance JPMC 2002-C1 LLC (0.5%) (Charlotte, NC)	**	(89)
--Wachovia Defeasance LB 1998-C4 LLC (0.5%) (Charlotte, NC)	**	(89)
--Wachovia Defeasance LB 1999-C1 LLC (0.5%) (Charlotte, NC)	**	(89)
--Wachovia Defeasance LB-UBS 2000-C3 LLC (0.5%) (Charlotte, NC)	**	(89)
--Wachovia Defeasance LB-UBS 2000-C4 LLC (0.5%) (Charlotte, NC)	**	(89)
--Wachovia Defeasance LB-UBS 2001-C2 LLC (0.5%) (Charlotte, NC)	**	(89)
--Wachovia Defeasance LB-UBS 2001-C3 LLC (0.5%) (Charlotte, NC)	**	(89)
--Wachovia Defeasance LB-UBS 2001-C7 LLC (0.5%) (Charlotte, NC)	**	(89)
--Wachovia Defeasance LB-UBS 2002-C1 LLC (0.5%) (Charlotte, NC)	**	(89)
--Wachovia Defeasance LB-UBS 2002-C7 LLC (0.5%) (Charlotte, NC)	**	(89)
--Wachovia Defeasance LB-UBS 2003-C1 LLC (0.5%) (Charlotte, NC)	**	(89)
--Wachovia Defeasance MLMI 1998-C2 LLC (0.5%) (Charlotte, NC)	**	(89)
-Wachovia Defeasance Management II LLC (Charlotte, NC)
--Wachovia Defeasance Alta Mira Shopping Center LLC (0.5%)(Charlotte, NC)	**	(123)
--Wachovia Defeasance BACM 2000-2 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance BACM 2002-2 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance BACM 2001-1 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance BACM 2003-1 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance BOA-FUNB 2001-3 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance BOA-FUNB 2001-3 CAC V-CRIT Portfolio LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance BSCMS 1999-C1 II LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance BSCMS 1999-WF2 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance BSCMS 2000-WF1 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance BSCMS 2000-WF2 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance BSCMS 2001-TOP2 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance BSCMS 2002-PBW1 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance BSCMS 2002-TOP6 LLC (0.5%)(Charlotte, NC)	**	(123)
--Wachovia Defeasance BSCMS 2003-Top10 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance BSCMS 2003-Top12 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance BSCMS 2004-PWR3 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance BSCMS 2004-TOP16 525 Vine Street LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance BSCMS 2005-TOP18 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance Chase 1997-2 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance Chase 1999-1 II CPT Apartments LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance Chase 1999-2 II LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance Chase 2000-1 II LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance Chase 2000-2 LLC (0.5%) (Charlotte, NC)	**	(123)

ˆ	Consolidated on balance sheet with no ownership or other basis of control
*	Controlled by management contract - no equity owned.
**	Managing interest or control.

--Wachovia Defeasance Chase 2000-3 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance Chase-FUNB 1999-1 Mazal LLC (0.5%)(Charlotte, NC)	**	(123)
--Wachovia Defeasance CHASE-FUNB 1999-1 II CPT Apartments LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance Citigroup 2004-C1, LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance Citigroup 2004-C1 CF West Palm LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance Citigroup 2004-C1 Seaboard Associates LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance CMLB 2001-1 LLC (0.5%)(Charlotte, NC)	**	(123)
--Wachovia Defeasance CSFB 1997-C1 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance CSFB 1997-C2 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance CSFB 1998-C2 II LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance CSFB 1999-C1 LLC (0.5%)(Charlotte, NC)	**	(123)
--Wachovia Defeasance CSFB 2000-C1 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance CSFB 2001-CF2 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance CSFB 2001-CP4 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance DLJ 1998-CG1 II LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance DLJ 1999-CG1 II LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance DLJ 1999-CG2 II LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance DLJ 1999-CG3 II LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance FUCM 1999-C4 II LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance FU-LB 1997-C1 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance FU-LB 1997-C2 II LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance FUNB 1999-C1 II LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance FUNB 1999-C4 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance FUNB 1999-C4 ML Windsor-ML Hammocks LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance FUNB 2000-C1 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance FUNB 2000-C1 POOL SB LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance FUNB 2000-C2 II LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance FUNB 2000-C2 Phoenix Crowne LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance FUNB 2001-C2 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance FUNB 2001-C3 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance FUNB 2001-C3 CAC II LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance FUNB 2001-C4 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance FUNB 2001-C4 CRIT Portfolio LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance FUNB 2001-C4 CRIT-VA IV LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance FUNB 2002-C1 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance FUNB 2002-C1 CRIT-VA V LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance FUNB 2002-C1 Madison Sixty LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance FUNB-BOA 2001-C1 (CRIT NC) LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance FUNB-BOA 2001-C1 (CRIT VA) LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance FUNB-BOA 2001-C1 II LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance FUNB-BOA 2001-C1 POOL SB LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance FUNB-Chase 1999-C2 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance GE 2002-2 II, LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance GECCMC 2000-1 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance GECCMC 2001-1 II LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance GECCMC 2001-2 II LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance GECCMC 2001-3 II LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance GECCMC 2002-1 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance GECCMC 2002-1 Cameron Crossing LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance GECCMC 2002-2 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance GECCMC 2002-2 Wills Group FLP LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance GECCMC 2002-3 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance GECCMC 2003-C2 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance GECCMC 2004-C2 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance GECCMC 2004-C2 POOL SB LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance GECCMC 2004-C2 Stefan Associates LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance GECCMC 2005-C1 PIL I LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance GECC-Subway LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance GECMC 2003-C1 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance GMAC 1997-C2 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance GMAC 1998-C2 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance GMAC 1999-C1 LLC (0.5%) (Charlotte, NC)	**	(123)

ˆ	Consolidated on balance sheet with no ownership or other basis of control
*	Controlled by management contract - no equity owned.
**	Managing interest or control.

--Wachovia Defeasance GMAC 1999-C2 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance GMAC 2000-C3 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance GMAC 2001-C1 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance GMAC 2001-C2 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance GMAC 2002-C1 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance GMAC 2002-C2 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance GMAC 2002-C3 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance GMAC 2003-C1 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance GMAC 2003-C2 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance GMACCM 1997-C1 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance Greenwich 2002-C1 II LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance Greenwich 2002-C1 Landmark IV LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance Greenwich 2003-C1 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance Greenwich 2003-C2 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance Greenwich 2004-GG1 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance GS 1998-C1 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance GS 2004-C1 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance GSMSC II 1999-C1 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance GSMSC II 2003-C1 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance GSMSC II 2004-GG2 1410 Broadway LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance GSMSC II 2004-GG2 1441 Broadway LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance HF 1999-PH1 II LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance JPMC 2001-CIBC1 LLC (0.5%)(Charlotte, NC)	**	(123)
--Wachovia Defeasance JPMC 2001-CIBC3 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance JPMC 2002-1 II LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance JPMC 2002-CIBC5 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance JPMC 2002-CIBC5 CP Pembroke Pines LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance JPMC 2002-C1 II LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance JPMC 2002-C2 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance JPMC 2002-C3 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance JPMC 2003-C1 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance JPMC 2003-C1BC6 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance JPMC 2003-C1BC6 CP Deerfield LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance JPMC 2003-LN1 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance JPMC 2003-ML1 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance JPMC 2003-PM1 Battery Commercial LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance JPMC 2004-CIBC10 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance JPMC 2004-C2 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance JPMC 2004-C3 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance JPMC 2005-LDP2 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance LB 1998-C1 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance LB 1998-C4 II LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance LB 1998-C4 II Ardsley Associates LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance LB 1999-C1 II LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance LB 1999-C2 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance LB-UBS 2000-C3 II LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance LB-UBS 2000-C5 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance LB-UBS 2001-C2 II LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance LB-UBS 2001-C3 1735 North Lynn LLC (0.5%)(Charlotte, NC)	**	(123)
--Wachovia Defeasance LB-UBS 2001-C3 II LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance LB-UBS 2001-C7 II LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance LB-UBS 2002-C1 400 Atlantic LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance LB-UBS 2002-C1 II LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance LB-UBS 2002-C2 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance LB-UBS 2002-C2 Hibbs/Woodinville LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance LB UBS 2002-C2 II LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance LB-UBS 2002-C4 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance LB-UBS 2002-C7 Independence Shoppingtown LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance LB-UBS 2002-C7 II LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance LB-UBS 2003-C1 (Clear) LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance LB-UBS 2003-C1 Franklin Avenue LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance LB-UBS 2003-C1 II LLC (0.5%) (Charlotte, NC)	**	(123)

ˆ	Consolidated on balance sheet with no ownership or other basis of control
*	Controlled by management contract - no equity owned.
**	Managing interest or control.

--Wachovia Defeasance LB-UBS 2003-C3 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance LB-UBS 2003-C5 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance LB-UBS 2003-C7 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance LB-UBS 2003-C7 (Getty) LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance LB-UBS 2003-C8 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance LB-UBS 2004-C1 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance LB-UBS 2004-C4 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance LB-UBS 2004-C6 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance LB-UBS 2004-C7 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance LB-UBS 2004-C8 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance LB-UBS 2005-C7 LLC (0.5%) (Charlotte, NC) (UNACTIVATED)	**	(123)
--Wachovia Defeasance MCF 1998-MC3 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance MLMI 1998-C2 II LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance MLMI 1998-C3 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance MLMI 2002-MW1 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance MSCI 1998-CF1 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance MSCI 1998-HF2 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance MSCI 1998-WF2 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance MSCI 1999-FNV1 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance MSCI 1999-LIFE1 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance MSCI 1999-RM1 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance MSCI 1999-WF1 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance MSCI 2003-IQ4 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance MSCI 2003-IQ5 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance MSCI 2003-IQ6 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance MSCI 2003-Top11 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance MSCI 2004-HQ3 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance MSCI 2004-IQ7 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance MSCI 2004-TOP15 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance MSDWCI 2000-LIFE1 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance MSDWCI 2000-LIFE2 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance MSDWCI 2001-Top5 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance MSDWCI 2002-Top7 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance MSDWCI 2003-HQ2 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance PNCMAC 1999-CM1 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance PSSFC 1999-NRF1 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance PSSFC 2003-PWR1 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance River Terrace LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance SBMS 2000-C1 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance SBMS VII 2000-C3 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance Wachovia 2002-C1 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance Wachovia 2002-C2 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance Wachovia 2002-C2 Lawndale Market Place LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance Wachovia 2003-C3 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance Wachovia 2003-C3 Gaddis LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance Wachovia 2003-C4 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance Wachovia 2003-C5 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance Wachovia 2003-C6 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance Wachovia 2003-C6 John & Son’s LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance Wachovia 2003-C7 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance Wachovia 2003-C8 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance Wachovia 2003-C9 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance Wachovia 2004-C10 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance Wachovia 2004-C12 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance Wachovia 2004-C14 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance Wachovia 2004-C14 Lenexa LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance Wachovia 2004-C15 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance Wachovia 2005-C16 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance Wachovia 2005-C17 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance Wachovia 2005-C17 450 Partners LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance Wachovia 2005-C18 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance Wachovia 2005-C20 LLC (0.5%) (Charlotte, NC)	**	(123)
--Wachovia Defeasance Wachovia 2005-C21 LLC (0.5%) (Charlotte, NC)	**	(123)

ˆ	Consolidated on balance sheet with no ownership or other basis of control
*	Controlled by management contract - no equity owned.
**	Managing interest or control.

-Wachovia Defeasance Management KeyCorp LLC (Charlotte, NC)
--Wachovia Defeasance CSFB 2001-CK1 LLC (0.5%) (Charlotte, NC)	**	(94)
--Wachovia Defeasance CSFB 2001-CK3 LLC (0.5%) (Charlotte, NC)	**	(94)
--Wachovia Defeasance CSFB 2001-CKN5 LLC (0.5%) (Charlotte, NC)	**	(94)
--Wachovia Defeasance CSFB 2002-CKS4 LLC (0.5%) (Charlotte, NC)	**	(94)
--Wachovia Defeasance CSFB 2003-C3 LLC (0.5%) (Charlotte, NC)	**	(94)
--Wachovia Defeasance CSFB 2003-CK2 LLC (0.5%) (Charlotte, NC)	**	(94)
--Wachovia Defeasance CSFB 2004-C2 LLC (0.5%) (Charlotte, NC)	**	(94)
--Wachovia Defeasance CSFB 2005-C2 Penn’s Landing LLC (0.5%) (Charlotte, NC)	**	(94)
--Wachovia Defeasance DLJ 2000-CKP1 LLC (0.5%) (Charlotte, NC)	**	(94)
--Wachovia Defeasance FU-LB-BOA 1998-C2 LLC (0.5%) (Charlotte, NC)	**	(94)
--Wachovia Defeasance JPMC 2000-C9 LLC (0.5%) (Charlotte, NC)	**	(94)
--Wachovia Defeasance MLMI 2005-MKB2 LLC (0.5%) (Charlotte, NC)	**	(94)
--Wachovia Defeasance MLMT 2004-MKB1 LLC (0.5%) (Charlotte, NC)	**	(94)
--Wachovia Defeasance PMAC 1999-C1 LLC (0.5%) (Charlotte, NC)	**	(94)
--Wachovia Defeasance PSSFC 1998-C1 LLC (0.5%) (Charlotte, NC)	**	(94)
-Wachovia Defeasance Management-Midland LLC (Charlotte, NC)
--Wachovia Defeasance CMAC 1999-C1 LLC (0.5%) (Charlotte, NC)	**	(124)
--Wachovia Defeasance CSFB 2002-CKP1 LLC (0.5%) (Charlotte, NC)	**	(124)
--Wachovia Defeasance CSFB 2002-CP5 LLC (0.5%) (Charlotte, NC)	**	(124)
--Wachovia Defeasance CSFB 2003-CPN1 LLC (0.5%) (Charlotte, NC)	**	(124)
--Wachovia Defeasance CSFB 2003-C5 LLC (0.5%) (Charlotte, NC)	**	(124)
--Wachovia Defeasance DLJ 2000-CF1 LLC (0.5%) (Charlotte, NC)	**	(124)
--Wachovia Defeasance HF 2000 PH-1 LLC (0.5%) (Charlotte, NC)	**	(124)
--Wachovia Defeasance JPMC 1999-C7 LLC (0.5%) (Charlotte, NC)	**	(124)
--Wachovia Defeasance JPMC 1999-PLSI LLC (0.5%) (Charlotte, NC)	**	(124)
--Wachovia Defeasance JPMC 2000-C10 LLC (0.5%) (Charlotte, NC)	**	(124)
--Wachovia Defeasance JPMC 2001-C1 LLC (0.5%) (Charlotte, NC)	**	(124)
--Wachovia Defeasance JPMC 2001-CIBC2 LLC (0.5%) (Charlotte, NC)	**	(124)
--Wachovia Defeasance JPMC 2002-CIBC4 LLC (0.5%) (Charlotte, NC)	**	(124)
--Wachovia Defeasance JPMC 2003-CIBC7 LLC (0.5%) (Charlotte, NC)	**	(124)
--Wachovia Defeasance JPMC 2003-PM1 LLC (0.5%) (Charlotte, NC)	**	(124)
--Wachovia Defeasance JPMC 2005-LDP1 LLC (0.5%) (Charlotte, NC)	**	(124)
--Wachovia Defeasance MLMI 2005-MCP1 LLC (0.5%) (Charlotte, NC)	**	(124)
--Wachovia Defeasance PNCMAC 2000-C1 LLC (0.5%) (Charlotte, NC)	**	(124)
--Wachovia Defeasance SBMS VII 2000-C3 Wellington Place LLC (0.5%) (Charlotte, NC)	**	(124)
--Wachovia Defeasance SBMS VII 2001-C1 LLC (0.5%) (Charlotte, NC)	**	(124)
--Wachovia Defeasance SBMS VII 2001-C2 LLC (0.5%) (Charlotte, NC)	**	(124)
-Wachovia Defeasance MCF 1998-MC3 LLC (99.5%) (Charlotte, NC)		(123)
-Wachovia Defeasance MLMI 1998-C2 LLC (99.5%) (Charlotte, NC)		(89)
-Wachovia Defeasance MLMI 1998-C2 II LLC (99.5%) (Charlotte, NC)		(123)
-Wachovia Defeasance MLMI 1998-C3 LLC (99.5%) (Charlotte, NC)		(123)
-Wachovia Defeasance MLMI 2002-MW1 LLC (99.5%) (Charlotte, NC)		(123)
-Wachovia Defeasance MLMI 2005-MCP1 LLC (99.5%) (Charlotte, NC)		(124)
-Wachovia Defeasance MLMI 2005-MKB2 LLC (99.5%) (Charlotte, NC)		(94)
-Wachovia Defeasance MLMT 2004-MKB1 LLC (99.5%) (Charlotte, NC)		(94)
-Wachovia Defeasance MSCI 1998-CF1 LLC (99.5%) (Charlotte, NC)		(123)
-Wachovia Defeasance MSCI 1998-HF2 LLC (99.5%) (Charlotte, NC)		(123)
-Wachovia Defeasance MSCI 1998-WF2 LLC (99.5%) (Charlotte, NC)		(123)
-Wachovia Defeasance MSCI 1999-FNV1 LLC (99.5%) (Charlotte, NC)		(123)
-Wachovia Defeasance MSCI 1999-LIFE1 LLC (99.5%) (Charlotte, NC)		(123)
-Wachovia Defeasance MSCI 1999-RM1 LLC (99.5%) (Charlotte, NC)		(123)
-Wachovia Defeasance MSCI 1999-WF1 LLC (99.5%) (Charlotte, NC)		(123)
-Wachovia Defeasance MSCI 2003-IQ4 LLC (99.5%) (Charlotte, NC)		(123)
-Wachovia Defeasance MSCI 2003-IQ5 LLC (99.5%) (Charlotte, NC)		(123)
-Wachovia Defeasance MSCI 2003-IQ6 LLC (99.5%) (Charlotte, NC)		(123)
-Wachovia Defeasance MSCI 2003-Top11 LLC (99.5%) (Charlotte, NC)		(123)
-Wachovia Defeasance MSCI 2004-HQ3 LLC (99.5%) (Charlotte, NC)		(123)
-Wachovia Defeasance MSCI 2004-IQ7 LLC (99.5%) (Charlotte, NC)		(123)
-Wachovia Defeasance MSCI 2004-TOP15 LLC (99.5%) (Charlotte, NC)		(123)
-Wachovia Defeasance MSDWCI 2000-LIFE1 LLC (99.5%) (Charlotte, NC)		(123)
-Wachovia Defeasance MSDWCI 2000-LIFE2 LLC (99.5%) (Charlotte, NC)		(123)

ˆ	Consolidated on balance sheet with no ownership or other basis of control
*	Controlled by management contract - no equity owned.
**	Managing interest or control.

-Wachovia Defeasance MSDWCI 2001-Top5 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance MSDWCI 2002-Top7 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance MSDWCI 2003-HQ2 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance PMAC 1999-C1 LLC (99.5%) (Charlotte, NC)	(94)
-Wachovia Defeasance PNCMAC 1999-CM1 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance PNCMAC 2000-C1 LLC (99.5%) (Charlotte, NC)	(124)
-Wachovia Defeasance PSSFC 1998-C1 LLC (99.5%) (Charlotte, NC)	(94)
-Wachovia Defeasance PSSFC 1999-NRF1 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance PSSFC 2003-PWR1 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance River Terrace LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance SBMS 2000-C1 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance SBMS VII 2000-C3 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance SBMS VII 2000-C3 Wellington Place LLC (99.5%) (Charlotte, NC)	(124)
-Wachovia Defeasance SBMS VII 2001-C1 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance SBMS VII 2001-C2 LLC (99.5%) (Charlotte, NC)	(124)
-Wachovia Defeasance Wachovia 2002-C1 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance Wachovia 2002-C2 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance Wachovia 2002-C2 Lawndale Market Place LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance Wachovia 2003-C3 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance Wachovia 2003-C3 Gaddis LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance Wachovia 2003-C4 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance Wachovia 2003-C5 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance Wachovia 2003-C6 LLC (99.5%)(Charlotte, NC)	(123)
-Wachovia Defeasance Wachovia 2003-C6 John & Son’s LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance Wachovia 2003-C7 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance Wachovia 2003-C8 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance Wachovia 2003-C9 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance Wachovia 2004-C10 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance Wachovia 2004-C12 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance Wachovia 2004-C14 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance Wachovia 2004-C14 Lenexa LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance Wachovia 2004-C15 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance Wachovia 2005-C16 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance Wachovia 2005-C17 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance Wachovia 2005-C17 450 Partners LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance Wachovia 2005-C18 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance Wachovia 2005-C20 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance Wachovia 2005-C21 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Encryption Technologies, LLC (Charlotte, NC)
-Wachovia Exchange Services, LLC (Charlotte, NC)
--HNB Auto Exchange, LLC (Charlotte, NC)
--PHH Funding, LLC (Charlotte, NC)
--TQI Exchange, LLC (Charlotte, NC)
--Wheels Exchange, LLC (Charlotte, NC)
--Wachovia Financial Services, Inc. (99%) (Charlotte, NC)	(9)
--Dooley Transport, LLC (Charlotte, NC)	(2)
--First Union Commercial Leasing Group, L.L.C. (1%) (Charlotte, NC)	(11)
--First Union Rail Corporation (Charlotte, NC)
---Ironbrand Capital LLC (1%) (Charlotte, NC)	(8)
---Railcar Investment, LLC (87.302%) (Wilmington, DE)	(28)
---Transportation Equipment Advisors, Inc. (Arlington Heights, IL)
--Ironbrand Capital LLC (99%) (Charlotte, NC)	(8)
---JV Mortgage Capital, Inc. (50%) (Prospect Heights, IL) (INACTIVE)
---JV Mortgage Capital, L.P. (49.5%-NV) (Prospect Heights, IL) (INACTIVE)
--Oxmoor Center, LLC (99%) (Charlotte, NC)	(88)
--Railcar Investment, LLC (12.698%) (Wilmington, DE)	(28)
--Wachovia International Services Private Limited (1%) (Anna Salai, Chennai, India)	(17)
--Wachovia RE, Inc. (Columbia, SC)
--Wachovia Shared Resources, LLC (Charlotte, NC)
-Wachovia Fixed Income Structured Trading Solutions, LLC (Charlotte, NC)
-Wachovia Holdings, Inc. (Charlotte, NC)

ˆ	Consolidated on balance sheet with no ownership or other basis of control
*	Controlled by management contract - no equity owned.
**	Managing interest or control.

-Wachovia International Banking Corporation (Charlotte, NC)
--Congress Financial Capital (US) Corporation (Charlotte, NC)
---Congress Financial Capital Company (Halifax, Nova Scotia)
---Congress Financial Capital Corporation (Canada) (Toronto, Canada)
--Evergreen Worldwide Distributors, Ltd. (Hamilton, Bermuda)
--Philadelphia International Equities, Inc. (Wilmington, DE)
---Philadelphia National Limited (14.30%) (London, England)		(10)
----Philadelphia National Limited (85.70%) (London, England)		(10)
---Wachovia Services Pte. Ltd. (Singapore)(INACTIVE)
--Polaris International Securities Investment Trust Co., Ltd. (7.34%) (Taipei, Taiwan)
--Wachovia Capital Finance Corporation (Canada) (Toronto, Canada)
--Wachovia Real Estate Korea, Inc. (Seoul, South Korea)
--Wachovia Securities International Limited (London, England)
--Wachovia Securities (Japan) Co., Ltd. (Tokyo, Japan)
--WIBC Aruba N.V. (Oranjestad, Aruba)
-Wachovia International Services Private Limited (99%) (Anna Salai, Chennai, India)		(17)
-Wachovia Large Loan, Inc. (Charlotte, NC)
-Wachovia Mortgage Corporation (Charlotte, NC)
-Wachovia Mortgage Loan Trust, LLC (Charlotte, NC)
-Wachovia Netherlands Holdings, Inc. (Charlotte, NC)
--Danube Holdings I C.V. (0.1%-NV)(Hamilton, Bermuda)	**	(114)
---Wachovia International B.V. (Amsterdam, The Netherlands)
----Wachovia Bank International (99.99999999%)(Dublin, Ireland)		(113)
----WBI Holdings I, LLC (Charlotte, NC)
----WBI Holdings II, LLC (Charlotte, NC)
----WBI Holdings III, LLC (Charlotte, NC)
----WBI Holdings IV, LLC (Charlotte, NC)
----WBI Holdings V, LLC (Charlotte, NC)
----WBI Holdings VI, LLC (Charlotte, NC)
-Wachovia Operational Services, LLC (Winston-Salem, NC)
-Wachovia PASS Co., LLC (Charlotte, NC)
-Wachovia Preferred Funding Holding Corp. (99%) (Roseville, CA)		(63)
--Wachovia Preferred Funding Corp. (Common-99.8%; Preferred-87.73%) (Roseville, CA)		(13)
---Wachovia Preferred Realty, LLC (98.2%) (Roseville, CA)		(50)
---Wachovia Real Estate Investment Corp. (Common-99%; Pref.-79.57%) (Roseville, CA)		(57)
-Wachovia Residual Interest Securitization, LLC (Charlotte, NC)
-Wachovia Service Corporation (Charlotte, NC)
--Fairview Dekalb IL, LLC (Charlotte, NC)(INACTIVE)
--Farm Long Vista TX, LLC (Charlotte, NC)(INACTIVE)
--LG-309 Chattanooga TN, LLC (Charlotte, NC)
--LG-320 Macon GA, LLC (Charlotte, NC)(INACTIVE)
--LG-348 Orlando FL, LLC (Charlotte, NC)(INACTIVE)
--LG-354 Lewisville TX, LLC (Charlotte, NC)
-Wachovia Trade Finance Corporation (Charlotte, NC)
-WB Loan Funding 1, LLC (Charlotte, NC)
-WB Loan Funding 2, LLC (Charlotte, NC)
-WB Loan Funding 3, LLC (Charlotte, NC)
-WB Loan Funding 4, LLC (Charlotte, NC)
-WB Loan Funding 5, LLC (Charlotte, NC)
-WB Loan Funding 6 (ONSHORE), LLC (Charlotte, NC)
-WB Loan Funding 7 (OFFSHORE), LLC (Charlotte, NC)
-WB Loan Funding 8, LLC (Charlotte, NC)
-WB Loan Funding 9, LLC (Charlotte, NC)
-WB Loan Funding 10, LLC (Charlotte, NC)
-WB Loan Funding 14, LLC (Charlotte, NC)
-WB Loan Funding 15, LLC (Charlotte, NC)
-WB Loan Funding 16, LLC (Charlotte, NC)
-WB Loan Funding 17, LLC (Charlotte, NC)
-WB Loan Funding 18, LLC (Charlotte, NC)
-WELF Holding LLC (Charlotte, NC)
-William Byrd Hotel Associates, L.P. (99%-NV) (Richmond, VA)

ˆ	Consolidated on balance sheet with no ownership or other basis of control
*	Controlled by management contract - no equity owned.
**	Managing interest or control.

Wachovia Bank of Delaware, National Association (Wilmington, DE)

Wachovia Capital Investments, Inc. (76%) (Roseville, CA)
-Wachovia High Yield Investments Corporation (Roseville, CA)
-Wachovia International Capital Corporation (Roseville, CA)
--Wachovia International Servicos, LTDA (1%) (Sao Paulo, Brazil)	(53)
--Wachovia Participacoes, Ltda. (.000786%) (Sao Paulo, Brazil) (INACTIVE)	(52)
--WSH Holdings, Ltd. (George Town, Cayman Islands)
---Wachovia Participacoes, Ltda. (99.999214%) (Sao Paulo, Brazil) (INACTIVE)	(52)
-Wachovia International Servicos, LTDA (99%) (Sao Paulo, Brazil)	(53)
-Wachovia ST Investments, LLC (Roseville, CA)

Wachovia Capital Investors, Inc. (Charlotte, NC)

Wachovia Capital Trust I (WinstonSalem, NC)

Wachovia Capital Trust II (WinstonSalem, NC)

Wachovia Capital Trust III (Charlotte, NC)

Wachovia Capital Trust IV (Charlotte, NC)

Wachovia Capital Trust V (Charlotte, NC)

Wachovia Capital Trust IX (Charlotte, NC)

Wachovia Capital Trust X (Charlotte, NC)(UNACTIVATED)

Wachovia Capital Trust XI (Charlotte, NC)(UNACTIVATED)

Wachovia Capital Trust XII (Charlotte, NC)(UNACTIVATED)

Wachovia Capital Trust XIII (Charlotte, NC)(UNACTIVATED)

Wachovia Capital Trust XIV (Charlotte, NC)(UNACTIVATED)

Wachovia Capital Trust XV (Charlotte, NC)(UNACTIVATED)

Wachovia Community Development Corporation (Winston-Salem, NC)

Wachovia Development Corporation (Charlotte, NC)
-1CC-Waco TX, LLC (Charlotte, NC)
-343 South Dearborn II, LLC (99.99%-NV) (Palatine, IL)
-425 South Tryon Street, LLC (Charlotte, NC)
-1024 Dodge Street Limited Partnership (99.99%-NV) (Omaha, NE)

ˆ	Consolidated on balance sheet with no ownership or other basis of control
*	Controlled by management contract - no equity owned.
**	Managing interest or control.

-Alexandria Apartments/Condo Holdings, L.L.C. (97%) (Greenwich, CT)
-Appomattox Governor’s School L.P. (99.99%-NV) (Richmond, VA)
-AZ-#3644 Jackson, LLC (Charlotte, NC)
-Bay Harbor Homes, LLC (82%) (Atlanta, GA)
-Brookside-FUDC Master, LLC (70%) (Nashville, TN)(INACTIVE)
-BW Properties Co., Ltd. (71%)(Seoul, South Korea)
-Cayman Bay Apartments, LLC (90%) (San Francisco, CA)
-CC-Jackson MS, LLC (Charlotte, NC)
-CC-Shreveport LA, LLC (UNACTIVATED)
-Fairway 05 Housing, LP (50%) (Dallas, TX)
-Fairways 340 LLC (0%) (Beverly Hills, CA)	**
-Flagstone Apartment Property, LLC (80%) (Greensboro, NC)
-Fullerton Towers Holdings, LLC (85%) (Laguna Niguel, CA)
-Greensboro-Richmond Properties, LLC (66%) (Newport Beach, CA)
-Hanover/FUDC Master Limited Partnership (80%) (Houston, TX)
--Lodge at Warner Ranch, LP (Houston, TX) (INACTIVE)
--Villages at Warner Ranch PUD, LP (Houston, TX)
-HS-ORLANDO FL, LLC (Charlotte, NC)
-HSM/WDC Kansas City Portfolio, LLC (88%) (Dallas, TX)
--HSM/WDC Westbrooke I, LLC (Dallas, TX)
--HSM/WDC Westbrooke II, LLC (Dallas, TX)
--HSM/WDC Regency, LLC (Dallas, TX)
--HSM/WDC Pinetree, LLC (Dallas, TX)
-JC-Warren MI, LLC (Charlotte, NC)
-King Walton Way Apartments, LLC (44.7%) (Coral Gables, FL)
-Knoxville Apartment Portfolio, LLC (65%) (Greensboro, NC)
--Knoxville-ASH, LLC (Greensboro, NC)
--Knoxville-Courtyards, LLC (Greensboro, NC)
--Knoxville-Eagle Pointe, LLC (Greensboro, NC)
--Knoxville-Forest Ridge I, LLC (Greensboro, NC)
--Knoxville-Forest Ridge II, LLC (Greensboro, NC)
--Knoxville-Forest Ridge III, LLC (Greensboro, NC)
--Knoxville-Smoky Crossing I, LLC (Greensboro, NC)
--Knoxville-Smoky Crossing II, LLC (Greensboro, NC)
--Knoxville-Surplus, LLC (Greensboro, NC)
-KW/WDC La Mesa, LLC (86%) (Beverly Hills, CA)
-KW La Serena 187 LLC (84%) (Beverly Hills, CA)
-KW/WDC Oxnard, LLC (84%) Beverly Hills, CA)
-KW/WDC Vista, LLC (90%) (Beverly Hills, CA)
-Lake Street Lofts, L.L.C. (99%-NV) (Chicago, IL)
-La Perla Sunny Isles, L.L.C. (72.65%) (Coral Gables, FL)
-LHC Lake Hills II & III, LLC (Charlotte, NC)
-MDR Partners, LLC (80%) (Beverly Hills, CA)
-Meadowmont JV, LLC (90%) (Raleigh, NC)
-Mountain Ventures Auger, LLC (Charlotte, NC)
-Mountain Ventures Babylon, LLC (Charlotte, NC)
-Mountain Ventures Buckeye, LLC (Charlotte, NC)
--Mountain Ventures Huntington-East, LLC (Charlotte, NC)
--Mountain Ventures New Carlisle, LLC (Charlotte, NC)
--Mountain Ventures Sterling, LLC (Charlotte, NC)
--Mountain Ventures Waverly, LLC (Charlotte, NC)
-Mountain Ventures CT River, LLC (Charlotte, NC)(UNACTIVATED)
-Mountain Ventures Gables, LLC (Charlotte, NC)
-Mountain Ventures Highway Avenue, LLC (Charlotte, NC)
-Mountain Ventures Jopas, LLC (Charlotte, NC)
-Mountain Ventures Keystone, LLC (Charlotte, NC) (INACTIVE)
-Mountain Ventures Kings Crown, LLC (Charlotte, NC)
-Mountain Ventures Limpet, LLC (Charlotte, NC)
-Mountain Ventures Manteca, LLC (Charlotte, NC)
-Mountain Ventures Natica, LLC (Charlotte, NC)
-Mountain Ventures Pecten, LLC (Charlotte, NC)
-Mountain Ventures Pythia, LLC (Charlotte, NC)

ˆ	Consolidated on balance sheet with no ownership or other basis of control
*	Controlled by management contract - no equity owned.
**	Managing interest or control.

-Mountain Ventures Risso, LLC (Charlotte, NC)
-Mountain Ventures Spindle, LLC (Charlotte, NC)
-Mountain Ventures Travel Centers, LLC (Charlotte, NC)
-Mountain Ventures Treviso Bay, LLC (Charlotte, NC)
--Treviso Bay Development, LLC (50%) (Brookfield, WI)
-Mountain Ventures Triton, LLC (Charlotte, NC)
-Mountain Ventures Whelk, LLC (Charlotte, NC)
-Mountain Ventures WWG, LLC (Charlotte, NC)
-Mountain Ventures WWG II, LLC (Charlotte, NC)
-Mountain Ventures WWG III, LLC (Charlotte, NC)
-Mountain Ventures WWG IV, LLC (Charlotte, NC)
-Mountain Ventures WWG VI, LLC (Charlotte, NC)
-Mountain Ventures WWG VII, LLC (Charlotte, NC)
-Natomas Villagio, LLC (80%) (Alamo, CA) (INACTIVE)
-Oak Haven Senior Living, LLC (70%-NV)(Greensboro, NC)
-Oakville Pacific Terrace, LLC (Charlotte, NC)
-Oilwell Supply, L.P. (99.90%-NV) (Dallas, TX)
-PBP Apartments, LLC (Charlotte, NC)
-PBP Lake Susannah Apartment Land, LLC (Charlotte, NC)
-Perfect Eagle Group Limited (Tortola, British Virgin Islands)
--Honest Joy Investments Ltd. (30%)(Central, Hong Kong)
-Phoenix Metro Holdings, LLC (90%) (Laguna Niguel, CA)
-Prime Era Investments Limited (Central, Hong Kong)
--Link JV Limited (25%)(Tortola, British Virgin Islands)
-R.B.C. Corporation (Charlotte, NC)
-Real Sincere Group Limited (Central, Hong Kong)
--Solid Bond Limited (70%)(Central, Hong Kong)
---Cateavon Limited (Central, Hong Kong)
-Renaissance West Partners, LLC (46.384%) (Los Angeles, CA)
-RMD Properties, LLC (Charlotte, NC)
--RMD Moreno Valley Sale, LLC (Charlotte, NC)
-Rocketts View L.P. (99.99%-NV) (Richmond, VA)
-Round Rock Financial, L.P. (85%) (Beverly Hills, CA) (INACTIVE)
-RYACCOM Real Estate, LLC (Charlotte, NC)
-THM Master TE, LLC (99.99%-NV)(Maple Grove, MN)
-Tribune Tower Investors, L.P. (99.99%-NV) (Oakland, CA)
-TRM of North Carolina, LLC (Charlotte, NC)
--The Ratcliffe, LLC (Charlotte, NC)
-Valuedrive Investments Limited (30%) (Tortola, British Virgin Islands)
--Turbo Ventures, Ltd. (50%) (George Town, Cayman Islands)
-Wachovia 300 California Member, LLC (Charlotte, NC)
--KW 300 California Manager, LLC (72%-NV) (Beverly Hills, CA)
-Wachovia Caveness Member, LLC (Charlotte, NC)
-Wachovia Century Mill Member, LLC (Charlotte, NC)
--Century Mill Investors LLC (50%)(Jupiter, FL)
-Wachovia KW1, LLC (Charlotte, NC)
--Hokkaido Apartments LLC (50%) (Beverly Hills, CA)
--Timmitch, LLC (50%) (Charlotte, NC)
-Wachovia KW2, LLC (Charlotte, NC)
--KW Investment Co., Ltd. (Chuo-Ku, Tokyo)
-Wachovia Ocean View Member, LLC (Charlotte, NC)
--Ocean View Holdco, LLC (62.32%-NV) (New York, NY)
-WDC/Babcock Fairways, LLC (50%) (Charlotte, NC)
--Fairways 340 LLC (82%) (Beverly Hills, CA)
-WDC 541 N Fairbanks Member, LLC (Charlotte, NC)
--G/WDC N Fairbanks, LLC (89%) (Chicago, IL)
-WDC Fairways Mezzanine Lender LLC (Charlotte, NC)
-WDC/Hanover Lakewood, LLC (60%) (Charlotte, NC) (INACTIVE)
--KW/WDC Parent 2004, LLC (90%) (Beverly Hills, CA) (INACTIVE)
---KW/WDC Lakewood, LLC (Beverly Hills, CA) (INACTIVE)

ˆ	Consolidated on balance sheet with no ownership or other basis of control
*	Controlled by management contract - no equity owned.
**	Managing interest or control.

-WDC KW America Member, LLC (Charlotte, NC)
--KWI America Multifamily, LLC (90%)(Beverly Hills, CA)
---KW/WDC Westmoreland, LLC (82.7%)(Beverly Hills, CA)		(112)
--KW/WDC Westmoreland, LLC (17.3%)(Beverly Hills, CA)		(112)
-WDC Lake Spivey Member, LLC (Charlotte, NC)
--Lake Spivey Senior Living/WDC, LLC (75%)(Charlotte, NC)
-WDC Member KW Portfolio, LLC (Charlotte, NC)
--KW/WDC Apartment Portfolio, LLC (90%)(Beverly Hills, CA)
---KW/WDC Beaverton, LLC (Beverly Hills, CA)
---KW/WDC Norwalk, LLC (Beverly Hills, CA)
---KW/WDC Sacremento LLC (Beverly Hills, CA)
---KW/WDC Vallejo LLC (Beverly Hills, CA)
-WDC MMF Charlotte Partners Member, LLC (Charlotte, NC)
--MMF Charlotte Partners, LLC (50.14%)(San Francisco, CA)
-WDC Triad Parent, LLC (Charlotte, NC)
--WDC Triad Member I, LLC (Charlotte, NC)
---Triad Apartment Portfolio, LLC (80%) (Greensboro, NC)
--WDC Triad Member II, LLC (Charlotte, NC)
---Triad Apartment Portfolio II, LLC (80%) (Greensboro, NC)
-WDC Union Station, LLC (Charlotte, NC)
--Union Station Holding Caompany LLC (1%)(New York, NY)	**
-WDC Ventures Ltd. (Ebene, Mauritius)
-WDC Windward Campus, LLC (Charlotte, NC)
--Windward Campus Manager, LLC (80%-NV)(Atlanta, GA)
---Windward Campus Owner, LLC (Atlanta, GA)
-WG-4511 MI, LLC (Charlotte, NC)
-WG-5278 MO, LLC (Charlotte, NC)
-WSI Crown Valley III, LLC (Charlotte, NC)
-WSI Investment Properties, LLC (Charlotte, NC)

Wachovia Exchange Services, Inc. (Winston-Salem, NC)
-NCT Exchange, LLC (Charlotte, NC)
-Ryaccom, LLC (Charlotte, NC)
-Ryder Exchange, LLC (Charlotte, NC)

Wachovia Finance Ireland Limited (Dublin, Ireland)

Wachovia Financial Services, Inc. (1%) (Charlotte, NC)		(9)

Wachovia Insurance Agency, Inc. (Charlotte, NC)
-Professional Direct Agency, Inc. (Columbus, OH)
-Union Hamilton Special Purpose Funding 2005-1, LLC (0%) (Charlotte, NC)	**	(45)
-Union Hamilton Special Purpose Funding 2005-2, LLC (0%) (Charlotte, NC)	**	(45)
-Union Hamilton Special Purpose Funding 2006-1, LLC (0%) (Charlotte, NC)	**	(45)

Wachovia Insurance Services, Inc. (Charlotte, NC)
-BenefitElect Alliance, LLC (50%) (Savannah, GA)
-Chatham Atlantic Re Ltd. (90%) (Hamilton, Bermuda)
-Palmer & Cay Insurance Agency of Massachusetts, LLC (Savannah, GA) (INACTIVE)
-Palmer & Cay of Arkansas, LLC (Savannah, GA) (INACTIVE)
-Palmer & Cay of Colorado, LLC (Savannah, GA) (INACTIVE)
-Palmer & Cay of Connecticut, LLC (Savannah, GA) (INACTIVE)
-Palmer & Cay of District of Columbia, LLC (Savannah, GA) (INACTIVE)
-Palmer & Cay of Florida, LLC (Savannah, GA) (INACTIVE)
-Palmer & Cay of Georgia, LLC (Savannah, GA) (INACTIVE)
-Palmer & Cay of Illinois, LLC (Savannah, GA) (INACTIVE)
-Palmer & Cay of Kansas, LLC (Savannah, GA) (INACTIVE)

ˆ	Consolidated on balance sheet with no ownership or other basis of control
*	Controlled by management contract - no equity owned.
**	Managing interest or control.

-Palmer & Cay of Kentucky, LLC (Savannah, GA) (INACTIVE)
-Palmer & Cay of Louisiana, LLC (Savannah, GA) (INACTIVE)
-Palmer & Cay of Maryland, LLC (Savannah, GA) (INACTIVE)
-Palmer & Cay of Michigan, LLC (Savannah, GA) (INACTIVE)
-Palmer & Cay of Minnesota, LLC (Savannah, GA) (INACTIVE)
-Palmer & Cay of Mississippi, LLC (Savannah, GA) (INACTIVE)
-Palmer & Cay of Missouri, LLC (Savannah, GA) (INACTIVE)
-Palmer & Cay of New York, LLC (Savannah, GA) (INACTIVE)
-Palmer & Cay of North Carolina, LLC (Savannah, GA) (INACTIVE)
-Palmer & Cay of Ohio, LLC (Savannah, GA) (INACTIVE)
-Palmer & Cay of Pennsylvania, LLC (Savannah, GA) (INACTIVE)
-Palmer & Cay of South Carolina, LLC (Savannah, GA) (INACTIVE)
-Palmer & Cay of Tennessee, LLC (Savannah, GA) (INACTIVE)
-Palmer & Cay of Texas, LLC (Savannah, GA) (INACTIVE)
-Palmer & Cay of Virginia, LLC (Savannah, GA) (INACTIVE)
-Palmer & Cay of Wisconsin, LLC (Savannah, GA) (INACTIVE)
-Palmer & Cay Investment Services, Inc. (Savannah, GA)
-Palmer & Cay Real Estate, Inc. (Savannah, GA)
-Palmer & Cay Reinsurance Services, LLC (80%) (Savannah, GA)(INACTIVE)
-Palmer & Cay Securities Corporation (Richmond, VA)
-P & C Select, LLC (Savannah, GA)
-Union Commerce Title Company, LLC (50%) (Charlotte, NC)
-Wachovia Premium Finance, Inc. (Charlotte, NC)

Wachovia Investors, Inc. (Charlotte, NC)
-CMLB 2001, LLC (Charlotte, NC)
-LYNX 2002-I, Ltd. (George Town, Cayman Islands)
-Meridian Venture Partners (45.72%-NV) (Radnor, PA)
-MVP Distribution Partners (45.7237%-NV) (Radnor, PA)
-Wachovia Asia Investments Pte. Ltd. (Singapore)
-Wachovia Capital Partners 1997, LLC (99%) (Charlotte, NC)
-Wachovia Capital Partners 1998, LLC (99.5%) (Charlotte, NC)
-Wachovia Capital Partners 1998-II, LLC (99.5%) (Charlotte, NC)
-Wachovia Capital Partners 1999, LLC (99.5%) (Charlotte, NC)
-Wachovia Capital Partners 1999-II, LLC (99.5%) (Charlotte, NC)
-Wachovia Capital Partners 2000, LLC (Charlotte, NC)
-Wachovia Capital Partners 2001, LLC (Charlotte, NC)
-Wachovia Capital Partners 2002, LLC (99.5%) (Charlotte, NC)
-Wachovia Capital Partners 2003, LLC (99.5%) (Charlotte, NC)
-Wachovia Capital Partners 2004, LLC (99.5%) (Charlotte, NC)
-Wachovia Capital Partners 2005, LLC (99.5%) (Charlotte, NC)
-Wachovia Capital Partners Management Company, LLC (Charlotte, NC)
-WCP Fund I, L.P. (72.1%)(Charlotte, NC)
-WCP Fund II, L.P. (84.8571%) (Charlotte, NC)
--WCP Compression, LLC (Charlotte, NC)
---WCP Compression Holdings, LLC (Charlotte, NC)
-WCP Holdings 2002, LLC (99.4399%)(Charlotte, NC)
-WCP Holdings 2004, LLC (99.7836%)(Charlotte, NC)
-WCP Holdings 2005, LLC (99.8095%)(Charlotte, NC)
-WCP Holdings 2006, LLC (99.8442%)(Charlotte, NC)
-WCP Secondary Fund I GP, LLC (Charlotte, NC)
--Wachovia Capital Partners Secondary Fund I, L.P. (Charlotte, NC)**
-Wheat First Butcher Singer Private Equity Fund, Limited Partnership (1%-NV) (Richmond, VA)	**

Wachovia Life Insurance Company (Charlotte, NC)

Wachovia Preferred Funding Corp. (.15%) (Roseville, CA)		(13)

ˆ	Consolidated on balance sheet with no ownership or other basis of control
*	Controlled by management contract - no equity owned.
**	Managing interest or control.

Wachovia Preferred Funding Holding Corp. (Roseville, CA) (1%)		(63)

Wachovia Private Capital, Inc. (Philadelphia, PA)

Wachovia Real Estate Investment Corp. (1%) (Roseville, CA)		(57)

Wachovia Regional Community Development Corporation, Inc. (51%) (Philadelphia, PA)	*

Wachovia Regional Foundation (Philadelphia, PA)	**

Wachovia Risk Services, Inc. (Charlotte, NC)

Wachovia Structured Finance Management, Inc. (Charlotte, NC)

Wachovia Trust Services, Inc. (Winston-Salem, NC)

WB Re Ltd. (North Charleston, SC)

WDS Holdings, Inc. (Charlotte, NC)
-WDSI, LLC(Charlotte, NC)
--GE Capital Administrative Services, Inc. (Lakewood, CO)
--GE Capital Management Corporation (Lakewood, CO)
---GE Capital Warranty Corporation (Lakewood, CO)
--Heritage Indemnity Company (Lakewood, CO)
--Heritage Mechanical Breakdown Corporation (Lakewood, CO)
--Westlake Group, Ltd. (Turks & Caicos Islands, BWI)
---Westlake Insurance Company (Bermuda), Ltd. (Hamilton, Bermuda)

-WFS Receivables Corporation 2 (Las Vegas, NV)
-WFS Financial 2003-3 Owner Trust (0%) (Newark, DE)	**

-WFS Receivables Corporation 4 (Las Vegas, NV)
-WFS Financial 2004-1 Owner Trust (0%) (Newark, DE)	**

INACTIVE-became inactive after having been activated or after having been acquired as an active entity-NOT REPORTABLE TO FRB
ACQUIRED INACTIVE-acquired as an inactive entity and continuing as such-NOT REPORTABLE TO FRB
UNACTIVATED-legally formed but not yet activated-NOT REPORTABLE TO FRB

(1)	100% of voting equity owned unless otherwise indicated. NV indicates non-voting equity.

(2)	Special purpose leasing vehicle-NOT REPORTABLE TO FRB

(3)	Interest acquired or subsidiary formed in connection with debts previously contracted (DPC)-NOT REPORTABLE TO FRB

(4)	Deemed to be controlled due to ownership interest in or control of parent entity.

(5)	Public welfare investment tax credit fund-NOT REPORTABLE to FRB

(6)	SBIC Investment-NOT REPORTABLE TO FRB

ˆ	Consolidated on balance sheet with no ownership or other basis of control
*	Controlled by management contract - no equity owned.
**	Managing interest or control.

(7)	Combined ownership of United Bancshares, Inc. is 5.70% of Voting Common Stock by CoreStates Holdings, Incorporated, 9.40% of Non-Voting Preferred Stock by Wachovia Corporation, and 100% of Non-Voting Class B Common Stock by Wachovia Corporation.

(8)	Combined ownership of Ironbrand Capital LLC is 100% (Wachovia Financial Services, Inc.-99%, First Union Rail Corporation-1%)

(9)	Combined ownership of Wachovia Financial Services, Inc. is 100% (99% by Wachovia Bank, National Association and 1% by Wachovia Corporation)

(10)	Combined ownership of Philadelphia National Limited is 100% (85.70% by itself, Philadelphia National Limited, and 14.30% by Philadelphia International Equities, Inc.)

(11)	Combined ownership of First Union Commercial Leasing Group L.L.C. is 100% (Wachovia Bank, National Association-99%, Wachovia Financial Services, Inc.-1%)

(12)	Combined ownership of Wachovia Guaranteed Middle Tier III-A/NC, LLC is 0.01% voting by Wachovia Affordable Housing Corp., 98.99%-NV by Wachovia Affordable Housing Community Development Corporation and 1.0% nonvoting by Wachovia Guaranteed Tax Credit Fund III-A/NC, LLC)

(13)	Combined ownership of Wachovia Preferred Funding Corp.: Common-99.5% by Wachovia Preferred Funding Holding Corp. and 0.15% by Wachovia Corporation; Preferred-87.73% by Wachovia Preferred Funding Holding Corp.)

(14)	100% passive voting interest on limited matters; unaffiliated entity has 100% management control.

(15)	Combined ownership of TCIG Tax Credit Fund I, LLC is 10.0% (9.99% by Wachovia Affordable Housing Community Development Corporation and 0.01% (and “control”) by Wachovia Affordable Housing Corp.)

(16)	Combined ownership of Evergreen International SMID Absolute Return Offshore Master Fund Ltd is 100% (99% by Evergreen International SMID Cap Absolute Return, LLC and 1% by Evergreen Investment Management Company, LLC)

(17)	Combined ownership of Wachovia International Services Private Limited is 100% (99% by Wachovia Bank, National Association and 1% by Wachovia Financial Services, Inc.)

(18)	Combined ownership of Wachovia Management Services Private Limited is 100% (99% by SouthTrust International, Inc. and 1% by Wachovia Asia Limited).

(19)	Combined ownership of A.G. Edwards Technology Partners is 100% (99% by A.G. Edwards Technology Group, Inc. and 1% by The Ceres Investment Company)

(20)	Combined ownership of FSD Master Tenant, LLC is 99.99%-NV (99.98%-NV by Wachovia Affordable Housing Community Development Corporation and 0.01%-NV by Wachovia FSD SCP, LLC)

(21)	100% of Preferred Stock of The Money Store, LLC is owned by an unaffiliated entity, resulting in 22.5% of total voting equity being owned by the unaffiliated entity. Combined internal ownership of the common stock of The Money Store, LLC is 100% - 98% owned by Wachovia Bank, N. A. and 2% owned by Bart, Inc., resulting in 75.95% ownership of total voting equity by Wachovia Bank, N. A. and 1.55% ownership of total voting equity by Bart, Inc.

(22)	Combined ownership of AGE Capital Holding, Inc. is 100% (93.46% by A.G. Edwards, Inc. and 6.54% by Beaumont Insurance Group)

(23)	Designated as a “financial subsidiary of a U.S. commercial bank”

(24)	Combined ownership of A.G. Edwards Private Equity Partners QP, L.P. is 17.43070% (.68935% by A.G. Edwards Capital, Inc. and 16.74153% by AGE Capital Holding, Inc.)

(25)	Combined ownership of A.G. Edwards Private Equity Partners, L.P. is 62.26442% (.83764% by A.G. Edwards Capital, Inc. and 61.42678% by AGE Capital Holding, Inc.)

(26)	Combined ownership of A.G. Edwards Private Equity Partners QP II, L.P. is 44.62511% (1.26468% by A.G. Edwards Capital, Inc. and 43.36043% by AGE Capital Holding, Inc.)

(27)	Combined ownership of A.G. Edwards Private Equity Partners II, L.P. is 69.94747% (.82942% by A.G. Edwards Capital, Inc. and 69.11805% by AGE Capital Holding, Inc.)

(28)	Combined ownership of Railcar Investment LLC is 100% (87.302% by First Union Rail Corporation and 12.698% by Wachovia Financial Services, Inc.)

(29)	Combined ownership of Wachovia Guaranteed Middle Tier IV-P/NC, LLC is 99.99%-NV and 0.01% voting (98.99%-NV by Wachovia Affordable Housing Community Development Corporation, 1.0%-NV by Wachovia Guaranteed Tax Credit Fund IV- P/NC LLC, and 0.01% voting by Wachovia Affordable Housing Corp.)

(30)	Combined ownership of EIMCO Trust is 100% (99% by Evergreen Investment Company, Inc. and 1% by Evergreen Asset Management Corp.)

(31)	Combined ownership of Wachovia Technology Planning & Solutions Private Limited is 100% (.01% by WIH Holdings and 99.99% by Macro*World Research Corporation)

(32)	Combined ownership of FC Lucky Strike Lessor, LLC is 11.02%-NV (1.02%-NV by Wachovia Affordable Housing Community Development Corporation and 10%-NV by FC Lucky Strike Master Lessee, LLC)

(33)	Held by a Wachovia entity or entities in a fiduciary capacity with sole discretionary power to exercise voting rights.

(34)	Vacant

(35)	Vacant

ˆ	Consolidated on balance sheet with no ownership or other basis of control
*	Controlled by management contract - no equity owned.
**	Managing interest or control.

(36)	Combined ownership of Mercy Housing Georgia I, LLLP is 99.90%-NV (99.89%-NV by Monument Street Funding, Inc. and 0.01% -NV by Wachovia Guaranteed Tax Credit Fund IV-U/GA, LLC)

(37)	Combined ownership of Shenandoah Hotel Associates L.P. is 99.99%-NV (99.98%-NV) by Wachovia Affordable Housing Community Development Corporation and 0.01%-NV by SHHO, L.P.)

(38)	Combined ownership of Wachovia Securities Servicos e Participacoes (Brasil) Ltda. is 100% (99.99% by Wachovia Securities, LLC and 0.01% by Wachovia Securities (Argentina) LLC)

(39)	Combined ownership of TCIG Tax Credit Fund II, LLC is 10.0% (9.99% by Wachovia Affordable Housing Community Development Corporation and 0.01% (and “control”) by Wachovia Affordable Housing Corp.)

(40)	100% of the Common Stock of Union Hamilton Reinsurance, Ltd. is owned by Wachovia Corporation. 50% of the non-voting Preferred Stock is owned by Union Hamilton Special Purpose Funding 2005-1, LLC and 25% of the non-voting Preferred Stock is owned by Union Hamilton Special Purpose Funding 2005-2, LLC, and 25% of the non-voting Preferred Stock is owned by Union Hamilton Special Purpose Funding 2006-1, LLC

(41)	Vacant

(42)	Combined ownership of Monument Street Funding, Inc. is 100% of Common Stock: 7.74% by Bart, Inc., 53.58% by Wachovia Bank, N.A., and 38.68% by FFBIC, Inc. Combined ownership of total equity is 77.79%.

(43)	Combined ownership of First International Advisors, LLC is 100% (50% by Monument Street International Funding-I, LLC and 50% by Monument Street International Funding-II, LLC.)

(44)	Vacant

(45)	Controlled by Wachovia Insurance Agency, Inc. as Administrator and 100% owned by Wachovia Corporation as Member.

(46)	Vacant

(47)	Vacant

(48)	Combined voting control ownership of Augustus Funding, LLC is 49% (12.25% by Monument Street Funding, Inc. and 36.75% by Centurion Funding, Inc.). Monument Street Funding, Inc. owns 25% of the Class C Preference shares, and Centurion Funding, Inc. owns the remaining 75%, representing 49% voting control. Combined total share ownership is 88.77% (22.25% by Monument Street Funding, Inc. and 66.52% by Centurion Funding, Inc.)

(49)	Management control accompanied by a small, fluctuating equity ownership (typically around 1%), which is sometimes shared by another Wachovia entity.

(50)	Combined ownership of Wachovia Preferred Realty, LLC is 100% (98.2% by Wachovia Preferred Funding Corp. and 1.8% by FFBIC, Inc.)

(51)	Vacant

(52)	Combined ownership of Wachovia Participatoes, Ltda. is 100% (99.999214% by WSH Holdings, Ltd. and .000786% by Wachovia International Capital Corporation)

(53)	Combined ownership of Wachovia International Servicos, LTDA is 100% (99% by Wachovia Capital Investments, Inc. and 1% by Wachovia International Capital Corporation)

(54)	Vacant

(55)	Vacant

(56)	Vacant

(57)	Combined ownership of Wachovia Real Estate Investment Corp. is Common-1% by Wachovia Corporation and 99% by Wachovia Preferred Funding Corp; Preferred-1% by Wachovia Corporation and 79.51% by Wachovia Preferred Funding Corp.

(58)	Vacant

(59)	Vacant

(60)	Vacant

(61)	Vacant

(62)	Vacant

(63)	Combined ownership of Wachovia Preferred Funding Holding Corp. is 100% (99% by Wachovia Bank, N. A. and 1% by Wachovia Corporation)

(64)	Vacant

(65)	Combined ownership of Canal Walk Lofts II L.P. is 11.02%-NV (10%-NV by Canal Walk Lofts II Tenant L.P. and 1.02%-NV by Canal Walk Lofts II SCP L.P.)

(66)	Vacant

(67)	Vacant

(68)	Vacant

(69)	Vacant

(70)	Combined ownership of Rohm & Haas Co. is 27.38% (.04% by Evergreen Investment Management Company, LLC and 27.34% by Wachovia Bank, National Association)

(71)	Vacant

(72)	Combined ownership of Mtn. Ventures Augusta Road Limited Partnership is 100% (99.80%-NV by Mountain Ventures Gables, LLC and 0.20% voting by MV Gables Augusta/Houston, LLC)

ˆ	Consolidated on balance sheet with no ownership or other basis of control
*	Controlled by management contract - no equity owned.
**	Managing interest or control.

(73)	Vacant

(74)	Combined ownership of GWFC, LP is 100% (99.9% by WLC Company and 0.1% General Partner interest by World Savings Bank, FSB)

(75)	Vacant

(76)	Vacant

(77)	Vacant

(78)	Combined ownership of Danube Holdings II C.V. is 100% (99.9-NV by Wachovia Corporation and 0.1%-NV General Partner interest by EVEREN Capital Corporation.)

(79)	Combined ownership of OPC Hampton, LLC is 20.01%-NV (20%-NV by OPC Hampton Tenant, L.P. and .01%-NV by OPC Hampton SCP, LP)

(80)	Vacant

(81)	Vacant

(82)	Vacant

(83)	Vacant

(84)	Vacant

(85)	Vacant

(86)	Vacant

(87)	Combined ownership of SouthTrust Community Development, Series A, LLC is 100% (99% by SouthTrust Community Development, LLC and 1% by SouthTrust Community Development Management Corp.)

(88)	Combined ownership of Oxmoor Center, LLC is 100% (99% by Wachovia Financial Services, Inc. and 1% controlled by Wachovia Bank, National Association)

(89)	Combined ownership is 100% (99.5% by Wachovia Bank, National Association and 0.5% (and “control”) by Wachovia Defeasance Management LLC)

(90)	Vacant

(91)	60% owned by Wachovia Investment Holdings, LLC, with 50% voting control.

(92)	Vacant

(93)	Combined ownership of CWC SCP, LLC is 3.0%-NV (0.50%-NV by Wachovia Affordable Housing Community Development Corporation, 1.0%-NV by TCF CN/VA-2, LLC, 1.0%-NV by TCF U/VA-2, LLC and 0.50%-NV by TCF P/VA, LLC.)

(94)	Combined ownership is 100% (99.5% by Wachovia Bank, National Association and 0.5% (and “control”) by Wachovia Defeasance Management-KeyCorp LLC)

(95)	Combined ownership of Bluffwalk SCP, L.L.C. is 1.0%-NV (0.65% by TCF U/VA-1, LLC and 0.35% by TCF U/VA-2, LLC)

(96-111)	Vacant

(112)	Combined ownership of KW/WDC Westmoreland is 100% (82.7% by KWI America Multifamily, LLC and 17.3% by WDC KW America Member, LLC.)

(113)	The 100% beneficial owner of Wachovia Bank International is Wachovia International B.V. WBI Holdings I, LLC, WBI Holdings II, LLC, WBI Holdings III, LLC, WBI Holdings IV, LLC, WBI Holdings V, LLC, and WBI Holdings VI, LLC each own one share of Wachovia Bank International (less than .000000001%) beneficially for Wachovia International B.V.

(114)	Combined ownership of Danube Holdings I C.V. is 100% (99.9%-NV by Wachovia Bank, N.A. and 0.1%-NV General Partner interest by interest by Wachovia Netherlands Holdings, Inc.)

(115)	Combined ownership of Canton Mill, LLC is 99.01%-NV (98.01%-NV by Wachovia Affordable Housing Community Development Corporation and 1.0%-NV by Wachovia Guaranteed Tax Credit Fund III-A/GA, LLC)

(116)	Vacant

(117)	Vacant

(118)	Vacant

(119)	Combined ownership of Danube Holdings III C.V. is 100% (99.9-NV by Wachovia Corporation and 0.1%-NV General Partner interest by EVEREN Capital Corporation.)

(120)	Combined ownership of AHC Limited Partnership-10 is 99.99%-NV (60.01%-NV by Wachovia Guaranteed Tax Credit Fund WF/CA-2, LLC and 39.98%-NV by AHC Limited Partnership-11.)

(121)	Vacant

(122)	Combined ownership of Wachovia Guaranteed Tax Credit Fund WF/CA-2, LLC is 0.005% Voting and 0.005%-NV (0.005% Voting and control as manager by Wachovia Affordable Housing Corp. and 0.005%-NV by Gates of Ballston State Credit Investor, LLC.)

(123)	Combined ownership is 100% (99.5% by Wachovia Bank, National Association and 0.5% (and “control”) by Wachovia Defeasance Management II LLC)

(124)	Combined ownership is 100% (99.5% by Wachovia Bank, National Association and 0.5% (and “control”) by Wachovia Defeasance Management-Midland LLC)

12/31/2007

ˆ	Consolidated on balance sheet with no ownership or other basis of control
*	Controlled by management contract - no equity owned.
**	Managing interest or control.